Exhibit 10.2
                           LOAN AND SECURITY AGREEMENT



                                     between



                               GSE SYSTEMS, INC.,
                             A Delaware Corporation,

                          GSE PROCESS SOLUTIONS, INC.,
                             A Delaware Corporation

                                       and

                            GSE POWER SYSTEMS, INC.,
                             A Delaware Corporation


                                    Borrowers


                                       and


                            NATIONAL BANK OF CANADA,
                           A Canadian Chartered Bank,

                                     Lender




                   ___________________________________________

                    $10,000,000.00 Revolving Credit Facility

                  ____________________________________________

                              Dated: March 23, 2000



TABLE OF CONTENTS                                                           Page

ARTICLE 1DEFINITIONS.........................................................-1-
Section 1.1. Account Debtor..................................................-1-
          Section 1.2. Accounts, Chattel Paper, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments and
Investment Property .........................................................-2-
Section 1.3. Acquisition.....................................................-2-
Section 1.4. Acquisition Agreement...........................................-2-
Section 1.5. Additional Collateral Borrowing Base............................-2-
Section 1.6. Additional Collateral Credit Percentage.........................-2-
Section 1.7. Adjusted Base Rate..............................................-2-
Section 1.8. Adjusted LIBOR Rate.............................................-2-
Section 1.9. Affiliate. .....................................................-3-
Section 1.10. Agreement. ....................................................-3-
Section 1.11. Applicable Margin..............................................-3-
Section 1.12. Base Rate......................................................-3-
Section 1.13. Base Rate Borrowing............................................-3-
Section 1.14. Billed Commercial Accounts Borrowing Base......................-3-
Section 1.15. Billed Commercial Accounts Credit Percentage...................-3-
Section 1.16. Billed Government Accounts Borrowing Base......................-3-
Section 1.17. Billed Government Accounts Credit Percentage...................-4-
Section 1.18. Borrowing Base.................................................-4-
Section 1.19. Business Day. .................................................-4-
Section 1.20. Capital Adequacy Requirement. .................................-4-
Section 1.21. Capital Lease. ................................................-4-
Section 1.22. Capital Lease Obligations. ....................................-4-
Section 1.23. Capital Stock..................................................-4-
Section 1.24. Closing. ......................................................-4-
Section 1.25. Code. .........................................................-5-
Section 1.26. Collateral. ...................................................-5-
Section 1.27. Collection Account. ...........................................-5-
Section 1.28. Commercial Account. ...........................................-5-
Section 1.29. Credit Facility................................................-5-
Section 1.30. Default. ......................................................-5-
Section 1.31. Dollar Cap. ...................................................-5-
Section 1.32. Domestic Subsidiary. ..........................................-5-
Section 1.33. EBITDA.........................................................-5-
Section 1.34. Eligible Additional Collateral Value...........................-6-
Section 1.35. Eligible Billed Commercial Accounts. ..........................-6-
Section 1.36. Eligible Billed Government Accounts............................-7-
Section 1.37. Eligible Inventory. ...........................................-8-
Section 1.38. Eligible Unbilled Government Accounts..........................-9-
Section 1.39. Employee Benefit Plan. ........................................-9-
Section 1.40. Environmental Laws. ...........................................-9-
Section 1.41. EPA Permit. ..................................................-10-
Section 1.42. ERISA. .......................................................-10-
Section 1.43. ERISA Affiliate. .............................................-10-
Section 1.44. ERISA Liabilities. ...........................................-10-
Section 1.45. Event Of Default. ............................................-10-
Section 1.46. Facilities. ..................................................-10-
Section 1.47. Federal Funds Effective Rate..................................-10-
Section 1.48. Fiscal Year. .................................................-10-
Section 1.49. G.A.A.P. .....................................................-10-
Section 1.50. GSE Power Systems AB Note. ...................................-11-
Section 1.51. GSE Systems. .................................................-11-
Section 1.52. Guaranteed Pension Plan. .....................................-11-
Section 1.53. Guarantors. ..................................................-11-
Section 1.54. Guaranty Agreements. .........................................-11-
Section 1.55. Guaranty Indebtedness. .......................................-11-
Section 1.56. Government Contract...........................................-11-
Section 1.57. Indebtedness. ................................................-12-
Section 1.58. Insolvency Proceedings. ......................................-12-
Section 1.59. Intellectual Property.........................................-12-
Section 1.60. Interest Period...............................................-12-
Section 1.61. Interest Rate Protection Agreement............................-12-
Section 1.62. Inventory. ...................................................-12-
Section 1.63. Inventory Borrowing Base......................................-13-
Section 1.64. Inventory Credit Percentage...................................-13-
Section 1.65. Inventory Maximum Credit Amount...............................-13-
Section 1.66. Laws. ........................................................-13-
Section 1.67. L/C Exposure..................................................-13-
Section 1.68. Lender Expenses. .............................................-13-
Section 1.69. Letters Of Credit. ...........................................-14-
Section 1.70. LIBOR Borrowing...............................................-14-
Section 1.71. LIBOR Rate....................................................-14-
Section 1.72. Limited Guarantors............................................-14-
Section 1.73. Loan. ........................................................-14-
Section 1.74. Loan Documents. ..............................................-14-
Section 1.75. Lock Box. ....................................................-15-
Section 1.76. Material Adverse Event. ......................................-15-
Section 1.77. Maximum Credit Amount. .......................................-15-
Section 1.79. Net Profit After Taxes........................................-15-
Section 1.80. Note. ........................................................-15-
Section 1.81. Obligations. .................................................-15-
Section 1.82. Permitted Acquisitions........................................-16-
Section 1.83. Permitted Liens. .............................................-17-
Section 1.84. Person. ......................................................-17-
Section 1.85. Quarter.......................................................-17-
Section 1.86. Receivables. .................................................-17-
Section 1.87. Records. .....................................................-18-
Section 1.88. Regulated Substance. .........................................-18-
Section 1.89. Regulatory Change.............................................-18-
Section 1.90. Reimbursement Obligations.....................................-18-
Section 1.91. Release. .....................................................-18-
Section 1.92. Reserve Requirement...........................................-18-
Section 1.93. Restricted Payment. ..........................................-18-
Section 1.94. Solvent. .....................................................-19-
Section 1.95. Stated Amount.................................................-19-
Section 1.96. Subordinated Debt.............................................-19-
Section 1.97. Subsidiary. ..................................................-19-
Section 1.98. Tangible Net Worth............................................-19-
Section 1.99. Target........................................................-20-
Section 1.100. Termination Event. ..........................................-20-
Section 1.102. Total Assets.................................................-20-
Section 1.103. Total Current Assets.........................................-20-
Section 1.104. Total Current Liabilities....................................-20-
Section 1.105. Total Liabilities............................................-21-
Section 1.106. Unbilled Government Accounts Borrowing Base..................-21-
Section 1.107. Unbilled Government Accounts Credit Percentage...............-21-
Section 1.108. Unbilled Government Accounts Maximum Credit Amount...........-21-
Section 1.109. Working Capital..............................................-21-
Section 1.110. Year 2000 Compliant..........................................-21-
Section 1.111. Year 2000 Problem............................................-21-
ARTICLE 2TERMS OF THE CREDIT FACILITY.......................................-22-
Section 2.1. Agreement To Extend The Loan...................................-22-
Section 2.1.1. Note; Interest, And Lender=s Records.........................-22-
Section 2.1.2. Term.........................................................-22-
Section 2.1.3. Purpose......................................................-23-
Section 2.2. Letters Of Credit..............................................-23-
Section 2.2.1. Availability.................................................-23-
Section 2.2.2. Requests for Letters of Credit. .............................-23-
Section 2.2.3. Letter of Credit Fees And Other Charges. ....................-23-
Section 2.2.4. Payment of Reimbursement Obligations.........................-24-
Section 2.2.5. Conversion of Reimbursement Obligations to Loans.............-24-
Section 2.2.6. Payment of L/C Exposure Upon Termination Date. ..............-24-
Section 2.2.7. Payment Obligations Unconditional. ..........................-24-
Section 2.2.8. Suspension of Commitment to Issue Letters of Credit. ........-25-
Section 2.2.9. Rights And Remedies Of The Lender. ..........................-25-
Section 2.2.10. Indemnification. ...........................................-26-
Section 2.3. Interest Rates.................................................-26-
Section 2.3.1. Calculation Of Interest......................................-26-
Section 2.3.2. Adjusted Base Rate...........................................-26-
Section 2.3.3. Adjusted LIBOR Rate Option...................................-26-
Section 2.3.4. Default Rate.................................................-28-
Section 2.3.5. Maximum Rate Of Interest.....................................-28-
Section 2.4. Payments To Be Made To The Lender..............................-29-
Section 2.5. Application Of Payments........................................-29-
Section 2.6. Late Payment Charge............................................-29-
Section 2.7. Facility Fee. .................................................-29-
Section 2.8. Commitment Fee.................................................-30-
Section 2.9. Examination Fee................................................-30-
Section 2.10. Termination Fee...............................................-30-
Section 2.11. Capital Adequacy. ............................................-31-
Section 2.12. Payments. ....................................................-31-
Section 2.13. Advancements. ................................................-31-
Section 2.14. Cross-Guaranty; Waiver Of Suretyship Defenses; Subordination..-32-
Section 2.14.1. Cross-Guaranty. ............................................-32-
Section 2.14.2. Postponement of Subrogation. ...............................-32-
Section 2.14.3. Subordination. .............................................-32-
Section 2.14.4. Joint And Several Liability; Appointment Of Agent. .........-32-
ARTICLE 3SECURITY FOR THE OBLIGATIONS.......................................-33-
Section 3.1. Grant Of Security Interest. ...................................-33-
Section 3.2. Proceeds And Products. ........................................-33-
Section 3.3. Priority Of Security Interests. ...............................-33-
Section 3.4. Future Advances. ..............................................-33-
Section 3.5. Receivable Collections. .......................................-34-
Section 3.6. Collection Of Receivables By Lender. ..........................-34-
Section 3.7. Guaranty Agreements. ..........................................-35-
Section 3.8. Further Assurances. ...........................................-35-
Section 3.9. Fair Labor Standards Act. .....................................-36-
ARTICLE 4CONDITIONS PRECEDENT...............................................-36-
Section 4.1. Conditions to Closing..........................................-36-
Section 4.1.1. Organizational Documents.....................................-36-
Section 4.1.2. Opinion Of Counsel...........................................-36-
Section 4.1.3. Execution Of Loan Documents..................................-37-
Section 4.1.4. Submissions..................................................-37-
Section 4.1.5. Insurance....................................................-37-
Section 4.1.6. Record Searches..............................................-37-
Section 4.1.7. Absence Of Material Adverse Change...........................-37-
Section 4.1.8. Payment Of Closing Fees......................................-37-
Section 4.1.9. Payment Of Lender=s Closing Costs............................-37-
Section 4.1.10. Dime Commercial Corp. Facility..............................-37-
Section  4.2.  Conditions  Precedent  To All  Advances and Issuance of
  Letters of Credit.........................................................-37-
Section 4.2.1. No Defaults Or Events Of Default.............................-38-
Section 4.2.2. Continuing Accuracy Of Representations And Warranties........-38-
Section 4.2.3. Receipt Of Reports...........................................-38-
Section 4.2.4. No Illegalities..............................................-38-
Section 4.2.5. No Material Adverse Event....................................-38-
ARTICLE 5REPRESENTATIONS AND WARRANTIES.....................................-38-
Section 5.1. Accuracy Of Information. ......................................-38-
Section 5.2. No Litigation. ................................................-39-
Section 5.3. No Liability Or Adverse Change. ...............................-39-
Section 5.4. Title To Collateral. ..........................................-39-
Section 5.5. Authority; Approvals And Consents. ............................-39-
Section 5.5.1. Authority. ..................................................-39-
Section 5.5.2. Approvals. ..................................................-39-
Section 5.5.3. Consents. ...................................................-39-
Section 5.6. Binding Effect Of Documents, Etc. .............................-40-
Section 5.7. Other Names. ..................................................-40-
Section 5.8. No Events Of Default. .........................................-40-
Section 5.9. Guaranty Agreements. ..........................................-40-
Section 5.10. Taxes. .......................................................-40-
Section 5.11. Compliance With Laws. ........................................-40-
Section 5.12. Chief Place Of Business. .....................................-40-
Section 5.13. Location Of Inventory. .......................................-40-
Section 5.14. No Subsidiaries. .............................................-41-
Section 5.15. No Labor Agreements. .........................................-41-
Section 5.16. Eligible Accounts. ...........................................-41-
Section 5.17. Eligible Inventory. ..........................................-41-
Section 5.18. Eligible Additional Collateral Value. ........................-41-
Section 5.19. Approvals. ...................................................-41-
Section 5.20. Financial Statements. ........................................-41-
Section 5.21. Solvency. ....................................................-42-
Section 5.22. Fair Labor Standards Act. ....................................-42-
Section 5.23. Employee Benefit Plans. ......................................-42-
Section 5.23.1. Compliance. ................................................-42-
Section 5.23.2. Absence Of Termination Event. ..............................-42-
Section 5.23.3. Actuarial Value. ...........................................-42-
Section 5.23.4. No Withdrawal Liability. ...................................-42-
Section 5.24. Environmental Conditions. ....................................-42-
Section 5.24.1. Existence Of Permits. ......................................-42-
Section 5.24.2. Compliance With Permits. ...................................-43-
Section 5.24.3. No Litigation. .............................................-43-
Section 5.24.4. No Releases. ...............................................-43-
Section 5.24.5. Transportation. ............................................-43-
Section 5.24.6. No Violation Notices. ......................................-43-
Section 5.24.7. No Notice Of Violations.....................................-43-
ARTICLE 6AFFIRMATIVE COVENANTS..............................................-43-
Section 6.1. Payment. ......................................................-43-
Section 6.2. Insurance. ....................................................-44-
Section 6.3. Books And Records. ............................................-44-
Section 6.4. Collection Of Accounts; Sale Of Inventory. ....................-44-
Section 6.5. Notice Of Litigation And Proceedings. .........................-44-
Section 6.6. Payment Of Liabilities To Third Persons. ......................-45-
Section 6.7. Change Of Business Location. ..................................-45-
Section 6.8. Payment Of Taxes. .............................................-45-
Section 6.9. Inspections Of Records. .......................................-45-
Section 6.10.  Notice Of Events  Affecting  Collateral;  Compromise Of
Receivables; Returned Or Repossessed Goods................................. -46-
Section 6.11. Documentation Of Collateral. .................................-46-
Section 6.12. Reporting Requirements. ......................................-46-
Section 6.12.1. Inventory Reports. .........................................-46-
Section 6.12.2. Receivables And Accounts Payable Reports. ..................-47-
Section 6.12.3. Government Contracts Report. ...............................-47-
Section 6.12.4. Borrowing Base Report. .....................................-47-
Section 6.12.5. Quarterly Financial Statements. ............................-47-
Section 6.12.6. Annual Financial Statements. ...............................-47-
Section 6.12.7. Annual Business Plan and Financial Projections. ............-47-
Section 6.12.8. SEC And Other Filings.......................................-48-
Section 6.12.9. Management Letters. ........................................-48-
Section 6.12.10. Certificates Of No Default. ...............................-48-
Section 6.12.11. Reports To Other Creditors. ...............................-48-
Section 6.12.12. Management Changes. .......................................-49-
Section 6.12.13. General Information........................................-49-
Section 6.13. Employee Benefit Plans And Guaranteed Pension Plans. .........-49-
Section 6.14. Maintenance Of Fixed Assets. .................................-49-
Section 6.15. Consignments. ................................................-49-
Section 6.16. Foreign Receivables...........................................-50-
Section 6.17. Federal Assignment Of Claims Act. ............................-50-
Section 6.18. Compliance With Laws. ........................................-50-
Section 6.19. Formation of Subsidiaries.....................................-51-
Section 6.19.1. Domestic Subsidiaries.......................................-51-
Section 6.19.2. Foreign Subsidiaries........................................-51-
Section 6.20. Year 2000. ...................................................-52-
Section 6.21. Minimum EBITDA................................................-52-
Section 6.22. Minimum Tangible Net Worth Plus Subordinated Debt.............-52-
Section 6.23. Minimum Working Capital.......................................-53-
Section 6.24.  Ratio of Total  Liabilities  to Tangible Net Worth Plus
Subordinated Debt...........................................................-53-
ARTICLE 7NEGATIVE COVENANTS.................................................-53-
Section 7.1. No Change Of Name, Merger, Etc. ...............................-53-
Section 7.2. No Sale Or Transfer Of Assets. ................................-53-
Section 7.3. No Encumbrance Of Assets. .....................................-54-
Section 7.4. No Indebtedness. ..............................................-54-
Section 7.5. Restricted Payments. ..........................................-54-
Section 7.6. Transactions With Affiliates. .................................-54-
Section 7.7. Loans, Investments And Sale-Leaseback. ........................-54-
Section 7.8. No Acquisition Of Equity In Or Assets Of Third Persons. .......-55-
Section 7.9. No Assignment. ................................................-55-
Section 7.10. No Alteration Of Structure Or Operations. ....................-55-
Section 7.11. Unpermitted Uses Of Loan Proceeds. ...........................-55-
Section 7.12. Long Term Contracts. .........................................-55-
Section 7.13. Changes In Fiscal Year. ......................................-55-
Section 7.14. Limitation On Issuance Of Certain Equity Interests. ..........-55-
ARTICLE 8EVENTS OF DEFAULT..................................................-55-
Section 8.1. Failure To Pay. ...............................................-55-
Section 8.2. Representation Or Warranty. ...................................-56-
Section 8.3. Default Under Negative Covenants...............................-56-
Section 8.6. Default Under Loan Documents. .................................-56-
Section 8.7. Invalidity of any Loan Document; Failure of Lien...............-56-
Section 8.9. Judgments. ....................................................-56-
Section 8.10. Levy By Judgment Creditor. ...................................-57-
Section 8.11. Failure To Pay Liabilities. ..................................-57-
Section 8.12. Involuntary Insolvency Proceedings. ..........................-57-
Section 8.13. Voluntary Insolvency Proceedings. ............................-57-
Section 8.14. Insolvency Proceedings  Pertaining To Guarantors,  other
Subsidiaries or Limited Guarantors......................................... -57-
Section 8.15. Material Adverse Event. ......................................-57-
Section 8.16. Default By Guarantors. .......................................-57-
Section 8.17. Attempt To Terminate Guaranties. .............................-57-
Section 8.18. ERISA. .......................................................-57-
Section 8.19. Transfer Of Equity Interests. ................................-58-
Section 8.20. Change in Control.............................................-58-
Section 8.21. Indictment Of Borrowers, Guarantors or Limited Guarantors. ...-58-
Section 8.22. Injunction. ..................................................-58-
ARTICLE 9RIGHTS AND REMEDIES ON THE OCCURRENCEOF AN EVENT OF DEFAULT........-59-
Section 9.1. Lender=s Specific Rights And Remedies. ........................-59-
Section 9.2. Automatic Acceleration. .......................................-59-
Section 9.3. Sale Of Collateral. ...........................................-59-
Section 9.4. Letters Of Credit. ............................................-60-
Section 9.5. Remedies Cumulative. ..........................................-60-
ARTICLE 10GENERAL CONDITIONS AND TERMS......................................-60-
Section 10.1. Obligations Are Unconditional. ...............................-60-
Section 10.2. Indemnity. ...................................................-60-
Section 10.3. Lender Expenses. .............................................-61-
Section 10.4. Authorization To Obtain Financial Information. ...............-61-
Section 10.5. Incorporation; Construction Of Inconsistent Provisions. ......-61-
Section 10.6. Waivers. .....................................................-61-
Section 10.7. Continuing Obligation Of Borrowers. ..........................-61-
Section 10.8. Choice Of Law. ...............................................-61-
Section 10.9. Submission To Jurisdiction; Venue; Actions Against Lender. ...-62-
Section 10.9.1. Jurisdiction. ..............................................-62-
Section 10.9.2. Venue. .....................................................-62-
Section 10.9.3. Waiver Of Objections To Venue. .............................-62-
Section 10.10. Notices. ....................................................-63-
Section 10.12. Miscellaneous Provisions. ...................................-64-
Section 10.13. Waiver Of Trial By Jury. ....................................-64-


Schedules and Exhibits

Schedule 1.82            Permitted Liens
Schedule 5.2             Litigation
Schedule 5.7             Other Names
Schedule 5.10            Taxes
Schedule 5.12            Chief Place Of Business
Schedule 5.13            Location Of Inventory
Schedule 5.14            Foreign Subsidiaries
Schedule 5.15            Labor Agreements
Schedule 5.19            Liabilities  And Obligations Not Disclosed In Financial
                           Statements
Schedule 7.4             Existing Indebtedness
Schedule 7.7             Loans and Investments

Exhibit 2.3.3(b)         Notice of Election
Exhibit 4.1.2            Officers Certificate
Exhibit 4.1.3            Opinion of Counsel

,PAGE.

                                LOAN AND SECURITY AGREEMENT


          THIS LOAN AND SECURITY AGREEMENT is dated as of March 23, 2000 by and between GSE SYSTEMS, INC., a Delaware corporation, GSE PROCESS SOLUTIONS, INC., a Delaware corporation, and GSE POWER SYSTEMS, INC., a Delaware corporation (collectively, BORROWERS); and NATIONAL BANK OF CANADA, a Canadian chartered bank (LENDER).

                                        RECITALS

          The BORROWERS have requested that the LENDER extend various credit accommodations to the BORROWERS. The LENDER is willing to provide the requested credit accommodations upon the terms and conditions of this Loan And Security Agreement, and upon the granting by the BORROWERS to the LENDER of the security interests, liens, and other assurances of payment provided for in this Loan And Security Agreement.

          The BORROWERS businesses are a mutual and collective enterprise and the BORROWERS believe that the consolidation of their facilities and other financial accommodations in accordance with the terms of this Loan And Security Agreement will enhance the aggregate borrowing powers of the BORROWERS and ease the administration of their credit relationship with the LENDER, all to the mutual advantage of the BORROWERS. In order to utilize the financial powers of the BORROWERS in the most efficient and economical manner, and in order to facilitate the administration of their financing needs, the LENDER will, at the request of a BORROWER, extend financial accommodations to all of the BORROWERS on a combined basis in accordance with the provisions set forth in this Loan And Security Agreement. The LENDERS willingness to extend credit to the BORROWERS and to administer the collateral security therefor on a combined basis as more fully set forth in this Loan And Security Agreement is done solely as an accommodation to the BORROWERS and at the BORROWERS joint request and in furtherance of the BORROWERS mutual and collective enterprise.

          NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                          ARTICLE 1
                                         DEFINITIONS

          As used in this Loan And Security Agreement, the terms set forth in this Article 1 have the meanings set forth below, unless the specific context of this Loan And Security Agreement clearly requires a different meaning. Terms defined in this Article 1 or elsewhere in this Loan And Security Agreement are in all capital letters throughout this Loan And Security Agreement. The singular use of any defined term includes the plural and the plural use includes the singular.

          Section 1.1. Account Debtor. The term CCOUNT DEBTOR means collectively each PERSON: (a) to or for whom any or all of the BORROWERS has provided or has agreed to provide any goods or services; or (b) which owes any or all of the BORROWERS any sum of money as a result of goods sold or services provided by any or all of the BORROWERS; or
          (c) which is the maker or endorser on any INSTRUMENT payable to any or all of the BORROWERS or otherwise owes any or all of the BORROWERS any sum of money on account of any loan or other payment obligation. With respect to each RECEIVABLE which is payable by any
          governmental  authority, ACCOUNT   DEBTOR includes,   without
          limitation, the agency, instrumentality or official which has the on such ACCOUNT or other RECEIVABLE.

          Section 1.2. Accounts, Chattel Paper, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments and Investment Property. The terms ACCOUNTS, CHATTEL PAPER, DOCUMENTS, EQUIPMENT, GENERAL INTANGIBLES, GOODS, INSTRUMENTS, and INVESTMENT PROPERTY shall have the same respective meanings as are given to those terms in the New York Uniform Commercial Code-Secured Transactions, Article 9, as amended. The term FIXTURES shall have the meaning provided by the common law of the state in which the fixtures are located.

          Section 1.3. Acquisition. The term ACQUISITION means any transaction, or any series of related transactions, consummated after the date of this AGREEMENT, by means of which any of the BORROWERS (a) acquires any going business or all or substantially all of the assets of any PERSON, whether through purchase of assets, merger or otherwise, (b) directly or indirectly acquires control of at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors, or (c) directly or indirectly acquires control of a majority ownership interest in any PERSON that is not a corporation.

          Section 1.4. Acquisition Agreement. The term ACQUISITION AGREEMENT means the agreement between a BORROWER and a TARGET or the seller or sellers of a TARGET, pursuant to which such BORROWER agrees to acquire substantially all of the assets or CAPITAL STOCK of a TARGET, or merge with a TARGET, together with all amendments to such agreement.

          Section 1.5. Additional Collateral Borrowing Base. The term ADDITIONAL COLLATERAL BORROWING BASE means, at any date of determination thereof, the product, as at such time, of (a) ELIGIBLE ADDITIONAL COLLATERAL VALUE and (b) the ADDITIONAL COLLATERAL CREDIT PERCENTAGE.

          Section 1.6.   Additional  Collateral  Credit  Percentage.   The  term
          ADDITIONAL COLLATERAL CREDIT PERCENTAGE means one hundred percent (100%).

          Section 1.7. Adjusted Base Rate. The term ADJUSTED BASE RATE means the BASE RATE plus the APPLICABLE MARGIN.

          Section 1.8. Adjusted LIBOR Rate. The term ADJUSTED LIBOR RATE means, for any INTEREST PERIOD: (a) the LIBOR RATE for such INTEREST PERIOD; plus (b) the APPLICABLE MARGIN.

          Section 1.9.  Affiliate.  The term AFFILIATE  means  collectively  any
          PERSON: (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with any or all of the BORROWERS, including, without limitation, the officers, managers and directors of the BORROWERS; (b) that directly or beneficially owns or holds five percent (5%) or more of any equity interests in any or all of the BORROWERS; or (c) five percent (5%) or more of whose equity interests are owned directly or controlled by any or all of the BORROWERS. As used herein, the term control (including, with correlative meanings, the terms controlled by and under common control with) shall mean possession, directly or indirectly, of the power to direct the management or policies of a PERSON, whether through ownership of equity interests, by contract or otherwise.

          Section 1.10. Agreement. The term AGREEMENT means this Loan And Security Agreement, as amended, extended, or modified from time to time by the parties hereto, as well as all schedules, exhibits and attachments hereto.

          Section 1.11. Applicable Margin. The term APPLICABLE MARGIN means that percentage to be added to either the BASE RATE or the LIBOR RATE in order to determine an applicable ADJUSTED BASE RATE or ADJUSTED LIBOR RATE, which percentage shall be determined in accordance with the following schedule:

                             BASE RATE                        LIBOR  RATE

                             0.00%                               2.50%

          Section 1.12. Base Rate. The term BASE RATE means that fluctuating rate of interest publicly announced by National Bank of Canada, New York, from time to time as its Prime Rate and as a base rate for calculating interest on certain loans. If and when the BASE RATE changes, the interest rate will change automatically without notice to the BORROWERS, effective on the date of any such change.

          Section 1.13. Base Rate Borrowing. The term BASE RATE BORROWING means any portion of the LOAN upon which interest accrues at the ADJUSTED BASE RATE.

          Section 1.14. Billed Commercial Accounts Borrowing Base. The term BILLED COMMERCIAL ACCOUNTS BORROWING BASE means, at any date of determination thereof, the product, as at such time, of (a) ELIGIBLE BILLED COMMERCIAL ACCOUNTS and (b) the BILLED COMMERCIAL ACCOUNTS CREDIT PERCENTAGE.

          Section 1.15. Billed Commercial Accounts Credit Percentage. The term BILLED COMMERCIAL ACCOUNTS CREDIT PERCENTAGE means eighty-five percent (85%).

          Section 1.16. Billed Government Accounts Borrowing Base. The term BILLED GOVERNMENT ACCOUNTS BORROWING BASE means, at any date of determination thereof, the product, as at such time, of (a) ELIGIBLE BILLED GOVERNMENT ACCOUNTS and (b) the BILLED GOVERNMENT ACCOUNTS CREDIT PERCENTAGE.


          Section 1.17. Billed Government Accounts Credit Percentage. The term BILLED GOVERNMENT ACCOUNTS CREDIT PERCENTAGE means eighty-five (85%).

          Section 1.18. Borrowing Base. The term BORROWING BASE means, at any date of determination thereof, the sum, as at such time, of: (a) the BILLED COMMERCIAL ACCOUNTS BORROWING BASE; (b) the BILLED GOVERNMENT ACCOUNTS BORROWING BASE; (c) the UNBILLED GOVERNMENT ACCOUNTS
          BORROWING BASE; (d) the INVENTORY BORROWING BASE; and (e) the ADDITIONAL COLLATERAL BORROWING BASE; minus (e) such reserves as the LENDER deems appropriate from time to time, including without limitation, reserves determined by the LENDER to be appropriate with respect to bankers acceptances, GUARANTY INDEBTEDNESS, INTEREST RATE PROTECTION AGREEMENTS, risks under ENVIRONMENTAL LAWS, and other obligations of any of the BORROWERS, provided, however, with respect to any such reserve taken, so long as no DEFAULT or EVENT OF DEFAULT shall have occurred, the LENDER shall release such reserve upon receipt by the LENDER of evidence satisfactory to the LENDER in its reasonable credit judgment that the event, circumstance, or risk giving rise to such reserve has been cured to the satisfaction of the LENDER.

          Section 1.19. Business Day. The term BUSINESS DAY means any day other than a Saturday, Sunday, or other day on which commercial banking institutions in the State of New York are required to be closed and, if the applicable BUSINESS DAY relates to any LOAN to which the LIBOR RATE applies, such day must also be a day on which banks are open for dealings in dollar deposits in the London interbank market.

          Section 1.20. Capital Adequacy Requirement. The term CAPITAL ADEQUACY REQUIREMENT means any LAW imposing any capital adequacy requirement or any other similar requirement (including but not limited to the capital adequacy regulations contained in Parts 3, 208 and 225 of Title 12 of the Code of Federal Regulations, as amended), any change in such LAWS or in the interpretation or application thereof, and any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or government authority.

          Section 1.21. Capital Lease. The term CAPITAL LEASE means a lease with respect to which the lessee's obligations thereunder should, in accordance with G.A.A.P., be capitalized and reflected as a liability on the balance sheet of the lessee.

          Section 1.22. Capital Lease Obligations. The term CAPITAL LEASE OBLIGATIONS means any indebtedness incurred as a lessee pursuant to a CAPITAL LEASE.
          Section 1.23. Capital Stock. The term CAPITAL STOCK means any and all shares, participations, and other equivalents (however designated) of capital stock of a corporation, any and all other equivalent ownership interests in a PERSON (other than a corporation) and any and all warrants, or options to purchase any of the foregoing.

          Section 1.24. Closing. The term CLOSING means the execution and delivery of this AGREEMENT, the NOTE, and various other LOAN DOCUMENTS. The date of CLOSING is the date written above as the date of this AGREEMENT.

          Sectio 1.25. Code. The term CODE means the Internal Revenue Code of 1986, as amended, and all Treasury regulations, revenue rulings, revenue procedures or announcements issued thereunder.

          Section 1.26. Collateral. The term COLLATERA means all of the tangible and intangible assets of any or all of the BORROWERS, wherever located, whether now owned or hereafter acquired by the BORROWERS, together with all substitutions therefor, and all replacements and renewals thereof, and all accessions, additions, replacement parts, manuals, warranties and packaging relating thereto, including but not limited to the following tangible and intangible assets and property rights of any of the BORROWERS: (a) ACCOUNTS; (b) CHATTEL PAPER; (c) DOCUMENTS; (d) EQUIPMENT; (e) FIXTURES; (f) GENERAL INTANGIBLES, including, but not limited to, INTELLECTUAL PROPERTY; (g) GOODS; (h) INSTRUMENTS; (i) INVENTORY, including returned, rejected, or repossessed INVENTORY and rights of reclamation and stoppage in transit with respect to INVENTORY; (j) INVESTMENT PROPERTY; (k) RECEIVABLES; (l) deposit accounts (including, without limitation, the COLLECTION ACCOUNT); (m) letter of credit rights; and (n) all RECORDS relating to or pertaining to any of the above listed COLLATERAL; provided, however, the COLLATERAL shall not include CAPITAL STOCK of any SUBSIDIARY which is not a DOMESTIC SUBSIDIARY in excess of 65% of any series of such stock.

          Section 1.27. Collection Account. The term COLLECTION ACCOUNT means a bank account designated by the LENDER from which the LENDER alone has power of access and withdrawal.

          Section 1.28. Commercial Account. The term COMMERCIAL ACCOUNT means the commercial checking account to be established and maintained by any or all of the BORROWERS with the LENDER and which may be utilized as the means of advancing funds under the LOAN.

          Sectio 1.29. Credit Facility. The term CREDIT FACILITY means the credit facility extended by the LENDER to the BORROWERS, jointly and severally as co-obligors, pursuant to the terms and conditions of this AGREEMENT and the other LOAN DOCUMENTS, providing for, among other things, the LOAN and LETTERS OF CREDIT.

          Section 1.30. Default. The term DEFAULT means any event, occurrence or omission which, with the giving of notice, the passage of time, or both, would constitute an EVENT OF DEFAULT.

          Section 1.31. Dollar Cap. The term DOLLAR CAP means Ten Million Dollars ($10,000,000.00).

          Section 1.32. Domestic Subsidiary. The term DOMESTIC SUBSIDIARY means any SUBSIDIARY organized under the laws of any State of the United States.

          Section 1.33. EBITDA. The term EBITDA means, for any period, the sum of the following determined on a consolidated basis, without duplication, for the BORROWERS and their consolidated SUBSIDIARIES in accordance with G.A.A.P.: (a) net income for such period plus (b) the sum of the following to the extent deducted in determining net income for such period: (i) income taxes; (ii) total interest expense; (iii) amortization and depreciation; and (iv) extraordinary losses, minus
          (c) the sum of the following if not deducted in determining net income for such period: (i) interest income; and (ii) any extraordinary gains, including but not limited to gains arising from the sale of assets not in the ordinary course of business.

          Section 1.34. Eligible Additional Collateral Value. The term ELIGIBLE ADDITIONAL COLLATERAL VALUE means, at any date of determination thereof, the STATED AMOUNT of a duly issued irrevocable standby letter of credit having an original undrawn face amount of Nine Hundred Thousand Dollars ($900,000.00) naming the LENDER as beneficiary, which is issued on behalf of ManTech International Corporation by Mellon Bank, First Union National Bank or another bank acceptable to the LENDER, has terms and provisions acceptable to the LENDER and an expiration date acceptable to the LENDER.

          Section 1.35. Eligible Billed Commercial Accounts. The term ELIGIBLE BILLED COMMERCIAL ACCOUNTS means, at any date of determination thereof, the aggregate amount, as at such time, of bona fide ACCOUNTS (excluding any ACCOUNTS that arise out of a GOVERNMENT CONTRACT) created or acquired by any BORROWER in the ordinary course of its business which have been billed to the ACCOUNT DEBTOR thereon and which are payable in conformity with such billing, and which are, but only in the amounts such ACCOUNTS are, acceptable to the LENDER. The criteria for eligibility as ELIGIBLE BILLED COMMERCIAL ACCOUNTS may be fixed and revised from time to time by the LENDER in its reasonable discretion in accordance with its internal credit policies, and any such determinations by the LENDER will be promptly communicated to the BORROWERS. An ACCOUNT in no event shall be deemed an ELIGIBLE BILLED COMMERCIAL ACCOUNT unless: (a) the ACCOUNT is a bona fide, existing, and legally enforceable obligation of the named ACCOUNT DEBTOR arising from goods sold or leased or from services performed in the ordinary course of business on terms that are normal and customary in the business of such BORROWER, the ACCOUNT is actually and absolutely owing to such BORROWER and is not contingent for any reason, and such BORROWER has lawful title to such ACCOUNT; (b) the delivery of the goods or the performance of the services has been completed; (c) no return, rejection, or repossession, has occurred (or if a return, rejection or repossession has occurred, only to the extent such ACCOUNT is in excess of the maximum amount of such return, rejection or repossession and provided the balance of such ACCOUNT otherwise represents a valid, uncontested and legally enforceable obligation of the ACCOUNT DEBTOR and satisfies all of the other criteria set forth herein); (d) the goods delivered or the services performed have been delivered or performed, as the case may be, in accordance with the terms of the contract between the applicable BORROWER and the ACCOUNT DEBTOR, without dispute, objection, complaint, offset, defense, counterclaim, adjustment or allowance (including without limitation discounts, advertising allowances, or contra accounts) (or if such ACCOUNT is subject to any such dispute, objection, complaint, offset, defense, counterclaim, adjustment, or allowance, only to the extent such ACCOUNT is in excess of the maximum amount of such dispute, objection, complaint, offset, defense, counterclaim, adjustment, or allowance, and provided the balance of such ACCOUNT otherwise represents a valid, uncontested and legally enforceable obligation of the ACCOUNT DEBTOR and satisfies all of the other criteria set forth herein); (e) the ACCOUNT is not payable by an ACCOUNT DEBTOR to whom any or all of the BORROWERS owes money (or if so, only to the extent that such ACCOUNT is in excess of the total amount owed by any or all of the BORROWERS to the ACCOUNT DEBTOR and provided the balance of such ACCOUNT otherwise represents a valid, uncontested and legally enforceable obligation of the ACCOUNT DEBTOR and satisfies all of the other criteria set forth herein); (f) the ACCOUNT DEBTORS obligation to pay the ACCOUNT is not subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, or consignment basis; (g) the ACCOUNT is not evidenced by CHATTEL PAPER or an INSTRUMENT or any kind; (h) the ACCOUNT has not been turned over to any PERSON other than a BORROWER for collection; (i) the ACCOUNT is evidenced by an invoice and no more than ninety (90) days have elapsed from the billing or invoice date; (j) no prior, contemporaneous, or subsequent assignment, claim, lien, or security interest, other than that of the LENDER, applies to the ACCOUNT; (k) no bankruptcy or insolvency proceedings or payment moratoriums of any kind apply to the ACCOUNT;
          (l) the ACCOUNT DEBTOR is not, in the LENDERS sole opinion, unlikely to pay because of death, incompetency, disappearance, financial inability, potential bankruptcy, insolvency, damage to or disposition of the goods, default, or any other reason whatsoever; (m) no bonding company or surety asserts or has the ability to assert any claim based upon the legal doctrine of equitable subrogation, or under any other right to claim a lien into or right to payment of the ACCOUNT; (n) the ACCOUNT does not arise from or pertain to any transaction with any employee, officer, agent, director, stockholder or other AFFILIATE unless arising in the ordinary course of business on an arms-length basis; (o) the ACCOUNT is not payable from any ACCOUNT DEBTOR located outside of the geographic boundaries of the United States of America or Canada unless such ACCOUNT (i) is credit guaranteed in full by a policy of credit insurance insuring comprehensive (commercial and political) risks, acceptable to the LENDER in its sole discretion, or
          (ii) if approved by the LENDER, is payable in the full amount of the face value of the ACCOUNT in U.S. Dollars and fully secured by a perfected assignment of proceeds of an irrevocable letter of credit acceptable to the LENDER in form and substance and issued by a United States financial institution satisfactory to the LENDER in its sole discretion; (p) a BORROWER is legally empowered to collect the ACCOUNT against the ACCOUNT DEBTOR in the jurisdiction in which the ACCOUNT DEBTOR is located; (q) the ACCOUNT is not payable by an ACCOUNT DEBTOR with respect to which more than fifty percent (50%) of the dollar amount of that ACCOUNT DEBTORS RECEIVABLES to any or all of the BORROWERS are more than ninety (90) days due from the date of invoice;
          (r) the ACCOUNT does not arise from any contract or agreement with any state, local or foreign government; and (s) the LENDER has a perfected first priority security interest therein. An ACCOUNT which otherwise satisfies the LENDERS criteria for eligibility shall also be subject to the following eligibility limitations: (A) if the ACCOUNT is due from an ACCOUNT DEBTOR whose billed ACCOUNTS in the aggregate constitute in excess of fifteen percent (15%) of all billed ACCOUNTS of the BORROWERS, only the portion of the aggregate amount of the billed ACCOUNTS from that ACCOUNT DEBTOR which does not exceed fifteen percent (15%) of all billed ACCOUNTS of the BORROWERS may be eligible; and (B) to the extent the ACCOUNT contains finance charges, delivery charges or sales taxes, such finance charges, delivery charges or sales taxes shall not be eligible.

          Section 1.36. Eligible Billed Government Accounts. The term ELIGIBLE BILLED GOVERNMENT ACCOUNTS means, at any date of determination thereof, the aggregate amount, at such time, of bona fide ACCOUNTS arising out of GOVERNMENT CONTRACTS and created or acquired by any BORROWER in the ordinary course of its business, which have been billed to the ACCOUNT DEBTOR thereon and which are payable in conformity with such billing, and which are, but only in the amounts such ACCOUNTS are, acceptable to the LENDER. The criteria for eligibility as an ELIGIBLE BILLED GOVERNMENT ACCOUNT may be fixed and revised from time to time by the LENDER in its reasonable discretion in accordance with its internal credit policies, and any such determinations by the LENDER will be promptly communicated to the BORROWERS. An ACCOUNT shall in no event be deemed an ELIGIBLE BILLED GOVERNMENT ACCOUNT unless: (a) the ACCOUNT and the respective GOVERNMENT CONTRACT shall be in compliance with all applicable LAWS, including federal procurement LAWS and regulations; (b) if so requested by the LENDER, the applicable BORROWER shall have complied with all provisions necessary to protect the LENDERS interest under the Assignment of Claims Act of 1940, as amended, and all regulations promulgated thereunder; (c) the LENDER is satisfied as to the absence of setoffs, counterclaims, and other defenses to payment on the part of the United States of America; (d) such ACCOUNT shall not constitute or include any retainage; (e) the LENDER is satisfied that funds for the payment of such ACCOUNT have been appropriated by the United States of America or such agency, department or instrumentality thereof, such ACCOUNT and GOVERNMENT CONTRACT are enforceable against the full faith and credit of the United States of America, and funds for the payment of such ACCOUNT are available; and (f) the ACCOUNT satisfies and continues to satisfy requirements contained in the definition of ELIGIBLE BILLED COMMERCIAL ACCOUNTS set forth in Section
          1.35 of this AGREEMENT; provided, however, (i) in lieu of clause (i), the ACCOUNT shall be evidenced by an invoice and no more than one hundred twenty (120) days shall have elapsed from the billing or invoice date, (ii) in lieu of clause (q), the ACCOUNT is not payable under a GOVERNMENT CONTRACT with respect to which more than fifty percent (50%) of the aggregate dollar amount of all ACCOUNTS payable to any or all of the BORROWERS thereunder are more than one hundred twenty (120) days due from the date of invoice; (iii) and in lieu of clause (A), if the ACCOUNT is payable under a GOVERNMENT CONTRACT as to which all billed ACCOUNTS payable to any of the BORROWERS thereunder in the aggregate constitute in excess of fifteen percent (15%) of all billed ACCOUNTS of the BORROWERS, only the portion of the aggregate amount of the ACCOUNTS pursuant to such GOVERNMENT CONTRACT which does not exceed fifteen percent (15%) of all billed ACCOUNTS of the BORROWERS may be eligible.

          Section 1.37. Eligible Inventory. The term ELIGIBLE INVENTORY means, at any date of determination thereof, the aggregate amount, as at such time, of INVENTORY owned by any or all of the BORROWERS which is acceptable to the LENDER to be included in the calculation of the BORROWING BASE. The criteria for eligibility may be fixed and revised by the LENDER from time to time in its reasonable discretion in accordance with its internal credit policies, and any such determinations by the LENDER will be promptly communicated to the BORROWERS. INVENTORY in no event shall be deemed to be ELIGIBLE INVENTORY unless: (a) the LENDER has a first priority perfected security interest in its INVENTORY; (b) it is normally and currently saleable in the ordinary course of business of any or all of the BORROWERS; (c) it is not work in process; (d) it is located on the premises of a BORROWER; (e) it does not consist of defective, damaged, obsolete, returned or repossessed items of INVENTORY or used goods or goods taken in trade; (f) it does not consist of slow moving items or items determined by the LENDER in its sole discretion to be stale or dated merchandise; (g) it does not consist of packing or packaging materials, general supplies, catalogs, promotion materials, specialty inventory, inventory on loan to any PERSON, items used as demonstrators, prototypes, or salesman's samples; (h) it does not consist of an item consigned to any or all of the BORROWERS or with respect to which any PERSON claims a lien; (i) it has not been consigned by any or all of the BORROWERS to a consignee; (j) it is not held by any PERSON (other than a BORROWER) or located upon any premises not owned in fee simple by a BORROWER unless such PERSON or the owner of such premises has executed a lien waiver agreement in form and substance satisfactory to the LENDER; and (k) it has not been deemed unmerchantable or otherwise unsatisfactory by the LENDER for any reason, in the LENDERS sole discretion, by written notice to the BORROWERS. The value of any INVENTORY deemed to meet the criteria for ELIGIBLE INVENTORY shall be determined at the least of: (i) the
          BORROWERS net purchase or manufacturing cost; (ii) the lowest then-existing market price; (iii) the BORROWERS lowest selling price, less estimated expenses for packing, selling and delivery; or (iv) any price ceiling which may be established by governmental order, regulation, or restriction. The LENDER shall be the discretionary judge of the value of any INVENTORY, based upon such information as it deems, in its reasonable discretion, to be relevant or applicable in making that determination.
          Section 1.38. Eligible Unbilled Government Accounts. The term ELIGIBLE UNBILLED GOVERNMENT ACCOUNTS means, at any date of determination thereof, the aggregate amount, at such time, of those bona fide ACCOUNTS which would be ELIGIBLE BILLED GOVERNMENT ACCOUNTS, but for the fact that such ACCOUNTS have not been invoiced as a result of normal frequency of billing under the particular GOVERNMENT CONTRACTS, and which ACCOUNTS are acceptable, but only in the amounts such ACCOUNTS are acceptable to the LENDER. The criteria for eligibility as an ELIGIBLE UNBILLED GOVERNMENT ACCOUNT may be fixed and revised by the LENDER in its reasonable discretion in accordance with its internal credit policies, and any such determinations by the LENDER will be promptly communicated to the BORROWERS. An ACCOUNT shall in no event be deemed eligible unless: (a) such ACCOUNT represents costs incurred by or profits accrued to a BORROWER and recoverable under a GOVERNMENT CONTRACT; (b) such ACCOUNT shall not constitute or include any retainage; (c) no more than sixty (60) days have elapsed from the date services were completed or goods delivered; (d) upon issuance of an invoice therefor an ELIGIBLE BILLED GOVERNMENT ACCOUNT will arise in favor of a BORROWER; and (e) such ACCOUNT is not simultaneously reported as an ELIGIBLE BILLED GOVERNMENT ACCOUNT on any Borrowing Base Certificate provided to the LENDER.
          Section 1.39. Employee Benefit Plan. The term EMPLOYEE BENEFIT PLAN means an employee benefit plans as defined in Section 3(3) of ERISA.

          Section 1.40. Environmental Laws. The term ENVIRONMENTAL LAWS means individually or collectively any local, state or federal LAW, statute, rule, regulation, order, ordinance, common law, permit or license term or condition, or state super-lien or environmental clean-up or disclosure statutes pertaining to the environment or to environmental contamination, regulation, management, control, treatment, storage, disposal, containment, removal, clean-up, reporting, or disclosure, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as now or hereafter amended (including, but not limited to, the Super-fund Amendments and Reauthorization Act); the Resource Conservation and Recover Act, as now or hereafter amended (including, but not limited to, the Hazardous and Solid Waste Amendments of 1984); the Toxic Substances Control Act, as now or hereafter amended; the Clean Water Act, as now or hereafter amended; the Safe Drinking Water Act, as now or hereafter amended; or the Clean Air Act, as now or hereafter amended.

          Section 1.41. EPA Permit. The term EPA PERMITS has the meaning given that term in Section 5.23 of this AGREEMENT.

          Section 1.42. ERISA. The term ERISAS means the Employee Retirement Income Security Act of 1974 and regulations issued thereunder, as amended from time to time and any successor statute.

          Section 1.43. ERISA Affiliate. The term ERISA AFFILIATE means, in relation to any PERSON, any trade or business (whether or not incorporated) which is a member of a group of which that PERSON is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the CODE.

          Section 1.44. ERISA Liabilities. The term ERISA LIABILITIES means the aggregate of all unfunded vested benefits under any employee pension benefit plan, within the meaning of Section 3(2) of ERISA, of any of the BORROWERS or any ERISA AFFILIATE of any of the BORROWERS under any plan covered by ERISA that is not a MULTIEMPLOYER PLAN and all potential withdrawal liabilities of any of the BORROWERS or any ERISA AFFILIATE under all MULTIEMPLOYER PLANS.

          Section 1.45. Event Of Default. The term EVENT OF DEFAULT means any of the events set forth in Article 8 of this AGREEMENT, provided that any requirement for the giving of notice, the lapse of time, or both, or any other expressly stated condition, has been satisfied.

          Section 1.46. Facilities. The term FACILITIES means all real property and the improvements thereon used or occupied or leased by any of the BORROWERS or otherwise used at any time by any of the BORROWERS in the operation of its business or for the manufacture, storage, or location of any of the COLLATERAL.

          Section 1.47. Federal Funds Effective Rate. The term FEDERAL FUNDS EFFECTIVE RATE means for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a BUSINESS DAY, for the preceding BUSINESS DAY) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a BUSINESS DAY, the average of the quotations for such day on such transactions received by the LENDER from three (3) Federal funds brokers of recognized standing selected by the LENDER.

          Section 1.48. Fiscal Year. The term FISCAL YEAR means the fiscal year of each of the BORROWERS which is the twelve (12) month accounting period commencing January 1 and ending December 31 of each calendar year.

          Section 1.49. G.A.A.P. The term G.A.A.P. means, with respect to any date of determination, generally accepted accounting principles as used by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accountants consistently applied and maintained throughout the periods indicated.

          Section 1.50. GSE Power Systems AB Note. The term GSE POWER SYSTEMS AB NOTE means the Promissory Note dated May 1, 1999 from GSE SYSTEMS and payable to the order of GSE Power Systems AB in the original principal amount of Eleven Million, Three Hundred Twenty-Seven Thousand, One Hundred Thirty-Four and 94/100 Swedish kronor (SEK 11.327.134,94).

          Section 1.51. GSE Systems. The term GSE SYSTEMS means GSE Systems, Inc., a Delaware corporation.

          Section 1.52. Guaranteed Pension Plan. The term GUARANTEED PENSION PLAN means any pension plan maintained by any of the BORROWERS or an ERISA AFFILIATE of any of the BORROWERS, or to which any of the BORROWERS or an ERISA AFFILIATE contributes, some or all of the benefits under which are guaranteed by the United States Pension Benefit Guaranty Corporation.

          Section 1.53. Guarantors. The term GUARANTORS means collectively GSE Systems International, Ltd., a Delaware corporation, MSHI, Inc., a Virginia corporation, GSE Erudite Software, Inc., a Delaware corporation, GP International Engineering & Simulation, Inc., a Delaware corporation, GSE Services Company, LLC, a Delaware limited liability company, and all other direct or indirect DOMESTIC SUBSIDIARIES of any of the BORROWERS.

          Section 1.54. Guaranty Agreements. The term GUARANTY AGREEMENTS means collectively the Guaranty Agreements executed from time to time by the GUARANTORS or the LIMITED GUARANTORS for the benefit of the LENDER.

          Section 1.55. Guaranty Indebtedness. The term GUARANTY INDEBTEDNESS means any obligation, contingent or otherwise, of any referenced PERSON directly or indirectly guaranteeing any debt or obligation of any other PERSON and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such PERSON: (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such debt or obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise, other than agreements to purchase goods at an arms length price in the ordinary course of business); or (b) entered into for the purpose of assuring in any other manner the holder of such debt or obligation of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part). The term GUARANTY INDEBTEDNESS shall not include endorsements for collection or deposit in the ordinary course of business.

          Section 1.56. Government Contract. The term GOVERNMENT CONTRACT means a contract between any BORROWER and any agency, department or instrumentality of the United States of America where such BORROWER is the prime contractor.

          Section 1.57. Indebtedness. The term INDEBTEDNESS means, as to any referenced PERSON (determined without duplication): (a) indebtedness of such PERSON for borrowed money (whether by loan or the issuance and sale of debt securities), or for the deferred purchase or acquisition price of property or services (other than accounts payable incurred in the ordinary course of business); (b) obligations of such PERSON in respect of letters of credit or similar instruments issued or accepted by financial institutions for the account of such PERSON (whether or not such obligations are contingent); (c) CAPITAL LEASE OBLIGATIONS of such PERSON; (d) obligations of such PERSON to redeem or otherwise retire equity interests in such PERSON; (e) indebtedness of others of the type described in clause (a), (b), (c) or (d) above secured by a lien on any of the property of such PERSON, whether or not the respective obligation so secured has been assumed by such PERSON; and
          (f) GUARANTY INDEBTEDNESS.

          Section 1.58.    Insolvency   Proceedings.    The   term   INSOLVENCY
          PROCEEDINGS means, with respect to any referenced PERSON, any case or proceeding commenced by or against such PERSON, under any provision of the United States Bankruptcy Code, as amended, or under any other federal or state bankruptcy or insolvency law, or any assignments for the benefit of creditors, formal or informal moratoriums, receiverships, compositions or extensions with some or all creditors with respect to any indebtedness of such PERSON.

          Section 1.59. Intellectual Property. The term INTELLECTUAL PROPERTY means all present and future designs, patents, patent rights and applications therefor, trademarks and registrations or registrations therefor, copyrights, software or computer programs, license rights, trade secrets, methods, processes, know-how, drawings, specifications, descriptions, and all memoranda, notes and records with respect to any research and development, whether now owned or hereafter acquired, all goodwill associated with any of the foregoing, and all proceeds of all of the foregoing.

          Section 1.60. Interest Period. The term INTEREST PERIOD means with respect to any LIBOR BORROWING, each period commencing on the date such LIBOR BORROWING is made or converted to a LIBOR BORROWING and ending on the numerically corresponding date in the first, second, or third calendar month thereafter (or, if there is no numerically corresponding day, on the last BUSINESS DAY of such month), as the BORROWERS may select.

          Sectio 1.61. Interest Rate Protection Agreement. The term INTEREST RATE PROTECTION AGREEMENT means, for any referenced PERSON, an interest rate swap, cap or collar agreement or similar arrangement and documentation between such PERSON and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

          Section 1.62. Inventory. The term INVENTORY shall have the same meaning as provided to such term in the New York Uniform Commercial Code - Secured Transactions, Article 9, as amended, together with all of the BORROWERS goods, merchandise, materials, raw materials, goods in process, finished goods, work in progress, bindings or component materials, packaging and shipping materials and other tangible or intangible personal property, now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts of service or which contribute to the finished products or the sale, promotion, storage and shipment thereof, whether located at facilities owned or leased by any of the BORROWERS, in the course of transport to or from ACCOUNT DEBTORS, used for demonstration, placed on consignment, or held at storage locations.

          Section 1.63. Inventory Borrowing Base. The term INVENTORY BORROWING BASE means, at any date of determination thereof, the lesser, as at such time, of (a) the product of (i) ELIGIBLE INVENTORY and (ii) the INVENTORY CREDIT PERCENTAGE, and (b) the INVENTORY MAXIMUM CREDIT AMOUNT.

          Section 1.64. Inventory Credit Percentage. The termINVENTORY CREDIT PERCENTAGE means forty percent (40%).

          Section 1.65. Inventory Maximum Credit Amount. The term INVENTORY MAXIMUM CREDIT AMOUNT means One Million Two Hundred Thousand Dollars ($1,200,000.00).

          Section 1.66. Laws. The term LAWS means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any government or political subdivision or agency thereof, or any court or similar entity established by any thereof.

          Section  1.67.   L/C  Exposure.   The  term  L/C   EXPOSURE   means,
          collectively, at any time of determination the sum, as at such time of: (a) the STATED AMOUNT of all LETTERS OF CREDIT issued and outstanding; and (b) all REIMBURSEMENT OBLIGATIONS.

          Section 1.68. Lender Expenses. The term LENDER EXPENSES means the out-of-pocket expenses or costs incurred by the LENDER arising out of, pertaining to, or in any way connected with this AGREEMENT, any of the other LOAN DOCUMENTS or the OBLIGATIONS, or any documents executed in connection herewith or transactions hereunder. The term LENDER EXPENSES shall include, without limitation: (a) the costs or expenses required to be paid by any or all of the BORROWERS pursuant to this AGREEMENT or any of the other LOAN DOCUMENTS; (b) costs and expenses in connection with COLLECTION ACCOUNTS; (c) LETTER OF CREDIT fees and charges; (d) taxes and insurance premiums advanced or otherwise paid by the LENDER in connection with the COLLATERAL or on behalf of any or all of the BORROWERS; (e) filing, recording, title insurance, environmental and consulting fees, audit fees, search fees and other expenses paid or incurred by the LENDER in connection with the LENDERS transactions with any or all of the BORROWERS contemplated by this AGREEMENT or any of the other LOAN DOCUMENTS or otherwise related to the CREDIT FACILITY or any of the OBLIGATIONS; (f) costs and expenses incurred by the LENDER in the collection of the ACCOUNTS (with or without the institution of legal action), or to enforce any provision of this AGREEMENT, or in gaining possession of, maintaining, handling, evaluating, preserving, storing, shipping, selling, preparing for sale and/or advertising to sell the COLLATERAL or any other property of any of the BORROWERS whether or not a sale is consummated; (g) costs and expenses of litigation incurred by the LENDER, or any participant of the LENDER in any of the OBLIGATIONS, in enforcing or defending this AGREEMENT or any portion hereof or in collecting any of the OBLIGATIONS; (h) reasonable attorneys fees and expenses incurred by the LENDER in obtaining advice or the services of its attorneys with respect to the structuring, drafting, negotiating, reviewing, amending, terminating, enforcing or defending of this AGREEMENT, or any portion hereof or any agreement or matter related hereto, whether or not litigation is instituted; and (i travel expenses related to any of the foregoing.

          Section 1.69. Letters Of Credit. The term LETTERS OF CREDIT means collectively standby letters of credit issued from time to time by the LENDER for the account or benefit of any or all of the BORROWERS.

          Section 1.70. LIBOR Borrowing. The term LIBOR BORROWING means each advance of proceeds of a LOAN which is accruing interest based upon the ADJUSTED LIBOR RATE for a separate INTEREST PERIOD.

          Section 1.71. LIBOR Rate. The term LIBOR RATE means, with respect to any LIBOR BORROWING for any INTEREST PERIOD, the interest rate per annum determined by the LENDER by dividing (the resulting quotient rounded upwards, to the next whole multiple of one-sixteenth of one percent (.0625%) (a) the rate of interest determined by the LENDER in accordance with its usual procedures to be the weighted average (rounded, if necessary, to the nearest one-hundredth of one percent (.01%)) of the rate quotation offered to the LENDER by leading banks in the London Interbank Eurodollar Market for Dollar deposits for amounts in immediately available funds comparable to the outstanding principal amount of the LIBOR BORROWING for which an interest rate is then being determined and having a borrowing date and a maturity comparable to such INTEREST PERIOD, as of 11:00 a.m. or as soon thereafter as practicable, two (2) BUSINESS DAYS preceding the first day of such INTEREST PERIOD by (b) a number equal to 1.00 minus the RESERVE REQUIREMENT. In each instance, the LENDERS determination of the LIBOR RATE shall be conclusive, absent manifest error.

          Section 1.72. Limited Guarantors. The term LIMITED GUARANTORS means collectively, GP Strategies Corporation, a Delaware corporation, and ManTech International Corporation, a New Jersey corporation.
          Section 1.73. Loan. The term LOAN means the revolving loan extended by the LENDER to the BORROWERS as joint and several co-obligors in accordance with the terms set forth in this AGREEMENT.

          Section 1.74. Loan Documents. The term LOAN DOCUMENTS means all agreements, instruments and documents, together with all other loan agreements (including without limitation this AGREEMENT), notes (including without limitation the NOTE), security agreements, guarantees, subordination agreements, intercreditor agreements, pledges, affidavits, powers of attorney, consents, assignments, landlord and mortgage waivers, opinions, collateral assignments, reimbursement agreements, contracts, notices, leases, financing statements, mortgages, deeds of trusts, assignments of rents or contract proceeds, intellectual property security agreements, letter of credit applications and agreements, cash collateral account agreements, INTEREST RATE PROTECTION AGREEMENTS, and all other written matter, whether heretofore, now or hereafter executed by or on behalf of any or all of the BORROWERS, any of the GUARANTORS, any of the LIMITED GUARANTORS or by any other PERSON in connection with any of the OBLIGATIONS.


          Section 1.75. Lock Box. The term LOCK BOX has the meaning given that term in Section 3.5 of this AGREEMENT.

          Section 1.76. Material Adverse Event. The term MATERIAL ADVERSE EVENT means the occurrence of any event, condition, or omission which the LENDER in the good faith reasonable exercise of the LENDERS discretion determines could be expected to have a material adverse effect upon: (a) the condition (financial or otherwise), results of operations, properties, assets, liabilities (including, without limitation, tax liabilities, liabilities under ENVIRONMENTAL LAWS, and ERISA LIABILITIES), businesses, operations, capitalization, equity, licenses, franchises or prospects of any of the BORROWERS, any of the GUARANTORS, or any of the LIMITED GUARANTORS; (b) the ability of any of the BORROWERS, any of the GUARANTORS, or any of the LIMITED
          GUARANTORS to perform any of the OBLIGATIONS when and as required by the terms of the LOAN DOCUMENTS; (c) the rights and remedies of the LENDER as provided by the LOAN DOCUMENTS; or (d) the value, condition, use, or availability of any of the COLLATERAL or upon any of the LENDERS liens and security interests securing the OBLIGATIONS.

          Section 1.77. Maximum Credit Amount. The term MAXIMUM CREDIT AMOUNT means the lesser of the BORROWING BASE or the DOLLAR CAP.

          Section 1.78. Multiemployer Plan. The term MULTIEMPLOYER PLAN means a multiemployer plan as defined in Section 4001(a)(3) of ERISA which is maintained for employees of the BORROWERS, or any ERISA AFFILIATE of the BORROWERS.

          Section 1.79. Net Profit After Taxes. The term NET PROFIT AFTER TAXES means, for any period, the aggregate net income of the BORROWERS and their consolidated SUBSIDIARIES for such period determined in conformity with G.A.A.P., after payment of or provision for, or distributions with respect to, taxes applicable to such period; provided, however, in no event shall such amount be less than One Dollar ($1.00).

          Section 1.80. Note. The term NOTE means the Promissory Note of even date herewith from the BORROWERS as co-makers thereof which is payable to the order of the LENDER in the stated principal amount of Ten Million Dollars ($10,000,000.00).

          Section 1.81. Obligations. The term OBLIGATIONS means collectively all of the obligations of each of the BORROWERS to pay to the LENDER:
          (a) all sums due to the LENDER arising out of or in connection with the LOAN or otherwise pursuant to the terms of the LOAN DOCUMENTS and all renewals, refinancings, extensions, substitutions, amendments, restatements, modifications, supplements or replacements thereof, whether direct or indirect, joint or several, absolute or contingent, contemplated or uncontemplated, now existing or hereafter arising, including, but not limited to, all amounts of principal, interest, charges, reimbursements, advancements, escrows and fees; (b) other indemnification obligations owed by any or all of the BORROWERS to the LENDER in accordance with the terms of the LOAN DOCUMENTS; (c) all LENDER EXPENSES; (d all overdrafts of any of the BORROWERS upon any accounts with the LENDER; (e) payments, duties or obligations owed to the LENDER arising from or with respect to INTEREST RATE PROTECTION AGREEMENTS, foreign exchange facilities or currency transactions, existing or arising from time to time; (f) all sums outstanding on account of REIMBURSEMENT OBLIGATIONS and any other sums owed to the LENDER arising out of or relating to any LETTERS OF CREDIT including, without limitation, all indemnification obligations, obligations to deposit cash collateral, and obligations to pay fees; (g) all duties of payment and performance owed to the LENDER in connection with any guaranties; (h) all other indebtedness or liability of any of the BORROWERS to the LENDER, whether direct or indirect, joint or several, absolute or contingent, contemplated or not presently contemplated, now existing or hereafter arising in connection with the CREDIT FACILITY; and (i) any indebtedness or liability which may exist or arise as a result of any payment made by or for the benefit of any of the BORROWERS being avoided or set aside for any reason including, without limitation, any payment being avoided as a preference under Sections 547 and 550 of the United States Bankruptcy Code, as amended, or under any state law governing insolvency or creditors rights.

          Section 1.82. Permitted Acquisitions. The term PERMITTED ACQUISITION means an ACQUISITION by any BORROWER pursuant to an ACQUISITION AGREEMENT provided: (a) no DEFAULT or EVENT OF DEFAULT shall have occurred or shall occur after giving effect to such ACQUISITION; (b) the BORROWERS and the consolidated SUBSIDIARIES shall have demonstrated in a writing delivered to the LENDER full compliance with all of the terms and provisions of this AGREEMENT (including but not limited to the financial covenants set forth in Sections 6.21, 6.22, 6.23, and 6.24 hereof) before giving effect to such ACQUISITION and, on a pro forma basis, after giving effect to such ACQUISITION; (c) the BORROWERS and the consolidated SUBSIDIARIES shall have demonstrated to the LENDER in writing that, after giving full effect to the ACQUISITION, the TANGIBLE NET WORTH of the BORROWERS and the consolidated SUBSIDIARIES shall not be less than their TANGIBLE NET WORTH immediately prior to such ACQUISITION; (d) the net income (determined in accordance with G.A.A.P.) of the TARGET for the most 12-month period most recently preceding the ACQUISITION is not less than One Dollar ($1.00), unless the ACQUISTION is a true asset purchase only; (e) the TARGET is a going concern (unless the ACQUISITION is a true asset purchase only), organized under one of the states of the United States and located solely in (or if an asset purchase, whose assets are located solely in), the United States, and is in substantially the same line of business as the BORROWERS or a complementary line of business; (f) a BORROWER is the surviving, controlling corporation upon the consummation of such ACQUISITION; (g) such ACQUISITION was not preceded by an unsolicited tender offer for the CAPITAL STOCK of the TARGET that was not recommended or approved by the TARGETS board of directors or similar governing body, and the BORROWER shall have delivered to the LENDER evidence satisfactory to the LENDER that the board of directors or similar governing body of the TARGET has approved such ACQUISITION; (h) the TARGET is not subject to any material pending litigation which could reasonably be expected to have a material adverse effect on the BORROWERS or any SUBSIDIARY; (i) the BORROWERS have given the LENDER at least fifteen
          (15) BUSINESS DAYS prior written notice of the closing of the ACQUISITION; and (j) if the aggregate value of cash and securities paid and issued in connection with such transaction (including the maximum amount of any compensation or consideration which such BORROWER is obligated to pay in connection therewith in addition to the purchase price) is One Million Dollars ($1,000,000.00) or more, such transaction has been approved by the LENDER, which approval shall be subject to the review by the LENDER of all documentation and financial analysis related to the transaction as the LENDER shall reasonably require.

          Section 1.83. Permitted Liens. The term PERMITTED LIENS means: (a) liens for taxes, assessments, or similar charges incurred in the ordinary course of business that are (i) not yet due and payable or
          (ii) due and payable but are being contested in good faith by appropriate proceedings in accordance with the terms and conditions of
          Section 6.8 hereof, provided that, in the case of liens under this clause (ii), a reserve against the BORROWING BASE shall have been established in the amount of the claims for any such taxes, assessments, or similar charges; (b) liens in favor of the LENDER; (c) any existing liens specifically described on Schedule 1.82 hereof; (d) any lien on specifically allocated money or securities to secure payments under workers compensation, unemployment insurance, social security and other similar LAWS, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations or appeal bonds, or to secure leases, or indemnity, performance or other similar bonds in the ordinary course of business; (e) purchase money security interests for EQUIPMENT not to exceed in aggregate amount outstanding at any one time the sum of Fifty Thousand Dollars ($50,000.00), provided that such purchase money security interests do not attach to any assets other than the specific item(s) of EQUIPMENT acquired with the proceeds of the loan secured by such purchase money security interests; (f) statutory liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar liens imposed by LAW which are incurred in the ordinary course of business for sums not more than thirty (30) days delinquent or the validity of which is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, the outcome of such contest proceedings, if adversely determined, could not have a material adverse effect on any of the BORROWERS or the GUARANTORS, such contest proceedings have the effect of preventing the forfeiture or sale of such property subject to such liens, and reserves satisfactory to the LENDER against the BORROWING BASE shall have been established for payment of such sums, fees and expenses for which any of the BORROWERS would be liable if unsuccessful in such contest; and provided that such liens do not, in any case, materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any of the BORROWERS; (g) easements, rights-of-way, restrictions and other similar charges or encumbrances which, in the aggregate, are not material in amount, and which in any case do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any of the BORROWERS; (h) liens securing judgments, but only to the extent, for an amount, and for a period not resulting in a DEFAULT or an EVENT OF DEFAULT; and (i) subsequently arising liens which are expressly approved by the LENDER in writing in advance of the creation of any such liens.

          Section 1.84.   Person.  The  term  PERSON   means  any  individual,
          corporation, partnership, limited liability company, association, joint-stock company, trust, estate, unincorporated organization, joint venture, court, government or political subdivision or agency thereof, or other legal entity.

          Section 1.85. Quarter. The term QUARTER means each of the periods of three calendar months beginning on each January 1, April 1, July 1, and October 1 of each calendar year.

          Section 1.86. Receivables. The term RECEIVABLES means all of the ACCOUNTS, INSTRUMENTS, DOCUMENTS, GENERAL INTANGIBLES, CHATTEL PAPER, notes, notes receivable, drafts, acceptances, and choses in action, of any or all of the BORROWERS, now existing or hereafter created or acquired, and all proceeds and products thereof, and all rights thereto, arising from the sale or lease of or the providing of INVENTORY, GOODS, or services by any of the BORROWERS to ACCOUNT DEBTORS, as well as all other rights, contingent or non-contingent, of any kind of any of the BORROWERS to receive payment, benefit, or credit from any PERSON, including, but not limited to contracts with customers (including but not limited to GOVERNMENT CONTRACTS), deposits, prepayments and any rights to receive payment under any policy of credit insurance.

          Section 1.87. Records. The term RECORDS means correspondence, memoranda, tapes, discs, papers, books and other documents, or transcribed information of any type, whether expressed in ordinary, computer or machine language.

          Section 1.88. Regulated Substance. The term REGULATED SUBSTANCE means any substance which, pursuant to any ENVIRONMENTAL LAW, is identified as a hazardous substance (or other term having similar import) or is otherwise subject to special requirements in connection with the use, storage, transportation, disposition or other handling thereof.

          Section 1.89. Regulatory Change. The term REGULATORY CHANGE means any change after the CLOSING in the laws of the United States, any state thereof, or any foreign nation or state, or the adoption or making after such date, of any interpretations, directives or requests applying to a class of depository institutions, including the LENDER, of or under any law of the United States, any states thereof, or any foreign nation or state (whether or not any such interpretation, directive or request has the force of law) by any court or governmental authority or monetary authority with authority with respect to the interpretation or administration of such law.

          Section 1.90. Reimbursement Obligations. The term REIMBURSEMENT OBLIGATIONS means, at any particular time, the aggregate amount of all drawings made under LETTERS OF CREDIT which, as at such time, have not been reimbursed to the LENDER by the BORROWERS.

          Section 1.91. Release. The term RELEASE means a release as defined in Section 101(22) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as now or hereafter amended.

          Section 1.92. Reserve Requirement. The term RESERVE REQUIREMENT means, for any INTEREST PERIOD, the average rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such INTEREST PERIOD under Regulation D of the Board of Governors of the Federal Reserve System, from time to time in effect (or any successor or other regulation relating to reserve requirements applicable to member banks of the Federal Reserve System) by member banks of the Federal Reserve System with deposits exceeding One Billion Dollars ($1,000,000,000) against Eurocurrency Liabilities as currently defined in Regulation D.

          Section 1.93. Restricted Payment. The term RESTRICTED PAYMENT means collectively: (a) any dividend or other payment or distribution, direct or indirect, on account of any equity interest in any of the BORROWERS or any of their respective SUBSIDIARIES now or hereafter outstanding, except a dividend or distribution payable solely in the same class or type of equity interest to the holders of that class or type; (b) any payment or prepayment of principal of, premium, if any, or interest on, or any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, by any of the BORROWERS of any SUBORDINATED DEBT, the GSE POWER SYSTEMS AB NOTE, or any equity interest in any of the BORROWERS or any of their respective SUBSIDIARIES now or hereafter outstanding; (c) any payment made by any of the BORROWERS or any of their respective SUBSIDIARIES to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire equity interests in any of the BORROWERS or any of their respective SUBSIDIARIES now or hereafter outstanding; or (d) any payment by any of the BORROWERS or any of their respective SUBSIDIARIES to any AFFILIATE or any other PERSON of any management, consulting or similar fees outside the ordinary course of business or which are not in amounts comparable to sums paid in the marketplace for similar services.

          Section 1.94. Solvent. The term SOLVENT means, as to any referenced PERSON, that as of the date of determination both: (a) (i) the then fair saleable value of the property of such PERSON is greater than the total amount of liabilities (including contingent liabilities) of such PERSON and is not less than the amount that will be required to pay the probable liabilities on such PERSONS then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such PERSON; (ii) such PERSONS capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such PERSON does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (b) such PERSON is solvent within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          Section 1.95. Stated Amount. The term STATED AMOUNT means with respect to each LETTER OF CREDIT, the lesser of (a) the face amount thereof, or (b) the amount remaining available for drawing thereunder (regardless of whether any conditions for drawing could then be satisfied).

          Section 1.96. Subordinated Debt. The term SUBORDINATED DEBT means the INDEBTEDNESS of any of the BORROWERS to any PERSON which is expressly subordinated to the repayment and enforcement of the OBLIGATIONS pursuant to a written agreement acceptable to the LENDER.

          Section 1.97. Subsidiary. The term SUBSIDIARY means, with respect to any PERSON, any other PERSON of which securities or other ownership interests representing an aggregate of fifty percent (50%) or more of the equity or the ordinary voting power are, at the time as of which any determination is being made, owned or controlled directly, or indirectly through one or more intermediaries, by such PERSON.

          Section 1.98. Tangible Net Worth. The term TANGIBLE NET WORTH means, as at the end of any period, the difference obtained by subtracting
          (a) TOTAL LIABILITIES as at the end of such period from (b) TOTAL ASSETS as at the end of such period, exclusive of goodwill, trademarks, tradenames, licenses and such other assets as are properly classified as intangible assets in accordance with G.A.A.P. consistently applied, and exclusive of all transactions with, and all amounts due or to become due to any of the BORROWERS or any of the consolidated SUBSIDIARIES from, and all investments in, AFFILIATES. For purposes of this Section 1.98, investments in AFFILIATES shall not include the initial non-cash investment by GSE SYSTEMS in exchange for an equity interest in Avantium International BV.

          Section 1.99. Target. The term TARGET means any PERSON, a majority of the CAPITAL STOCK of which, a division or similar business unit of which, or all or substantially all of the assets and business of any of the foregoing of which, are to be acquired by a BORROWER, pursuant to the terms of an ACQUISITION AGREEMENT.

          Section 1.100.  Termination Event. The term TERMINATION EVENT means:
          (a) a Reportable Event described in Section 4043 of ERISA and the regulations issued thereunder, but not including any such event for which the 30-day notice requirement has been waived by applicable regulation; (b) the withdrawal of any of the BORROWERS or an ERISA AFFILIATE of any of the BORROWERS from a GUARANTEED PENSION PLAN during a plan year in which it was a substantial employer as defined in Section 4001(a)(2) of ERISA; (c) the filing of a notice of intent to terminate a GUARANTEED PENSION PLAN or the treatment of a GUARANTEED PENSION PLAN amendment as a termination under Section 4041 of ERISA; (d) the institution of proceedings to terminate a GUARANTEED PENSION PLAN by the Pension Benefit Guaranty Corporation; (e) the withdrawal or partial withdrawal of any of the BORROWERS or an ERISA AFFILIATE of any of the BORROWERS from a MULTIEMPLOYER PLAN; or (f) any other event or condition which might reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any GUARANTEED PENSION PLAN.

          Section 1.101. Termination Date. The term TERMINATION DATE means March 23, 2003

          Section 1.102. Total Assets. The term TOTAL ASSETS means, as at the end of any period, the aggregate amount which, in accordance with G.A.A.P. consistently applied, would be included in a total assets or comparable account reflected in a balance sheet of the BORROWERS and their consolidated SUBSIDIARIES as at the end of such period.

          Section 1.103. Total Current Assets. The term TOTAL CURRENT ASSETS means, as at the end of any period, the aggregate amount which, in accordance with G.A.A.P. consistently applied, would be included in a total current assets or comparable account reflected in a balance sheet of the BORROWERS and their consolidated SUBSIDIARIES as at the end of such period, exclusive of deferred assets other than prepaid items such as insurance, taxes, interest, commissions, rents, royalties and the like, and exclusive of all transactions with, and all amounts due or to become due to any of the BORROWERS and their consolidated SUBSIDIARIES from, and all investments in, AFFILIATES.

          Section 1.104. Total Current Liabilities. The term TOTAL CURRENT LIABILITIES means, as at the end of any period, the aggregate amount which, in accordance with G.A.A.P. consistently applied, would be included in a total current liabilities or comparable account reflected in a balance sheet of the BORROWERS and their consolidated SUBSIDIARIES as at the end of such period, including all reserves, accruals and deferred charges and the aggregate amount of current indebtedness of persons other than the BORROWERS and their consolidated SUBSIDIARIES for which any BORROWER or their consolidated SUBSIDIARIES is liable, contingently or noncontingently, or which are secured by property of any of the BORROWERS or any consolidated SUBSIDIARIES.

          Section 1.105. Total Liabilities. The term TOTAL LIABILITIES means, as at the end of any period, the aggregate amount which, in accordance with G.A.A.P. consistently applied, would be included in a total liabilities or comparable account reflected in a balance sheet of the BORROWERS and their consolidated SUBSIDIARIES as at the end of such period, including all reserves, accruals and deferred charges and the aggregate amount of the liabilities of PERSONS other than the BORROWERS for which any of the BORROWERS and their consolidated SUBSIDIARIES is liable, contingently or noncontingently, or which are secured by property of any of the BORROWERS or any consolidated SUBSIDIARIES.


          Section 1.106. Unbilled Government Accounts Borrowing Base. The term UNBILLED GOVERNMENT ACCOUNTS BORROWING BASE means, at any date of determination thereof, the lesser, as at such time, of (a) the product of (i) ELIGIBLE UNBILLED GOVERNMENT ACCOUNTS and (ii) the UNBILLED GOVERNMENT ACCOUNTS CREDIT PERCENTAGE, and (b) UNBILLED GOVERNMENT ACCOUNTS MAXIMUM CREDIT AMOUNT.

          Section 1.107. Unbilled Government Accounts Credit Percentage. The term UNBILLED GOVERNMENT ACCOUNTS CREDIT PERCENTAGE means fifty percent (50%).

          Section 1.108. Unbilled Government Accounts Maximum Credit Amount. The term UNBILLED GOVERNMENT ACCOUNTS MAXIMUM CREDIT AMOUNT means Two Million Two Hundred Fifty Thousand Dollars ($2,250,000.00).

          Section 1.109. Working Capital. The term WORKING CAPITAL means, as at the end of any period, the difference obtained by subtracting (a) TOTAL CURRENT LIABILITIES as at the end of such period, plus the aggregate amount of all outstanding balances under the CREDIT FACILITY, as at the end of such period, from (b) TOTAL CURRENT ASSETS as at the end of such period.

          Section 1.110. Year 2000 Compliant. The term YEAR 2000 COMPLIANT means, with respect to any PERSON, that all computer hardware and software that are material to the business and operations of such PERSON will on a timely basis be able to perform properly date-sensitive functions for all dates before, on, and after January 1, 2000, including functions with respect to any leap year.

          Section 1.111. Year 2000 Problem. The term Year 2000 PROBLEM shall have the meaning set forth in Section 6.20 hereof.


                                     ARTICLE 2
                             TERMS OF THE CREDIT FACILITY

          Section 2.1. Agreement To Extend The Loan. Subject to the terms and conditions stated in this AGREEMENT and the LOAN DOCUMENTS, the LENDER agrees to extend the LOAN to the BORROWERS as co-obligors. The LENDER shall advance proceeds of the LOAN to the BORROWERS by depositing into the COMMERCIAL ACCOUNT or in accordance with such other procedures as may be agreed to between the LENDER and the BORROWERS, such sums as any of the BORROWERS may request during the period from and including the date of CLOSING to but not including the TERMINATION DATE; provided that the aggregate outstanding principal balance of the LOAN plus the L/C EXPOSURE shall never exceed at any time the MAXIMUM CREDIT AMOUNT. All requests for advances of proceeds of the LOAN shall be in minimum amounts of not less than One Hundred Thousand Dollars ($100,000.00). The BORROWERS shall not request or permit any advance of proceeds of the LOAN which would cause the aggregate amount of advances made to or for the BORROWERS and outstanding under the LOAN DOCUMENTS to exceed the limitations herein set forth. In the event that the principal balance outstanding under the LOAN plus the L/C
          EXPOSURE ever exceeds the MAXIMUM CREDIT AMOUNT (or any of the percentages or sublimits set forth therein) the BORROWERS shall immediately, upon demand of the LENDER, pay to the LENDER in cash the amount of such excess and prior to such repayment such over advances shall bear interest at the highest rate provided under this AGREEMENT. Subject to the terms and conditions of the LOAN DOCUMENTS, the BORROWERS may borrow, repay and reborrow advances under the LOAN during the above-described period. Any termination of the CREDIT FACILITY by the LENDER, whether on the TERMINATION DATE or upon and after the occurrence of an EVENT OF DEFAULT, shall relieve the LENDER of the LENDERS obligation to lend money or to make financial accommodations to or for any or all of the BORROWERS and the BORROWERS accounts, and shall in no way release, terminate, discharge or excuse any of the BORROWERS from its absolute duty to pay or perform the OBLIGATIONS. All repayments shall be credited to the balance due from the BORROWERS pursuant to the normal and customary practices of the LENDER. All amounts received by LENDER in payment of RECEIVABLES shall be credited to the BORROWERS account after allowing the LENDERS customary period of time for collection and clearance, but shall be conditional upon final payment to the LENDER.

          Section 2.1.1. Note; Interest, And Lenders Records. The obligations of the BORROWERS, jointly and severally, to repay to the LENDER the LOAN shall be evidenced by the NOTE. Interest shall accrue on the unpaid principal balance of the LOAN at the rate or rates described in
          Section 2.3 of this AGREEMENT. The date and amounts of each advance made by the LENDER and each payment made by any of the BORROWERS shall be recorded by the LENDER on the books and records of the LENDER, but any failure to record such dates or amounts shall not relieve any of the BORROWERS of its duties and obligations under the LOAN DOCUMENTS. Interest accrued upon the LOAN shall be computed on outstanding balances as reflected on the LENDERS books and records.

          Section 2.1.2. Term. All sums due under the LOAN shall be paid in full on TERMINATION DATE.

          Section 2.1.3. Purpose. The proceeds of the LOAN shall be used by the BORROWERS solely for the BORROWERS general corporate purposes, including working capital needs.

          Section 2.2.        Letters Of Credit.

          Section 2.2.1. Availability. Subject to the terms and conditions of this AGREEMENT and the LOAN DOCUMENTS, including but not limited to the terms of all reimbursement agreements, applications and other documents required by the LENDER in the issuance of LETTERS OF CREDIT, the CREDIT FACILITY may be used by the BORROWERS for, and the LENDER agrees to issue, LETTERS OF CREDIT as requested by any of the BORROWERS for the account of the BORROWERS on any BUSINESS DAY from the date of CLOSING through but not including the TERMINATION DATE; and provided (a) the L/C EXPOSURE (after giving effect to any requested issuance) shall not at any time exceed Two Million Dollars ($2,000,000.00); (b) the sum of the L/C EXPOSURE (after giving effect to the requested issuance) plus the aggregate unpaid principal balance of the LOAN shall not exceed the MAXIMUM CREDIT AMOUNT; (c) no LETTER OF CREDIT (including any extension or renewal thereof, whether or not automatic) shall expire on a date which is later than one (1) year from the date of issuance thereof; (d) no LETTER OF CREDIT (including any extension or renewal thereof, whether or not automatic) shall expire on a date which is on or after thirty (30) days prior to the TERMINATION DATE, unless such LETTER OF CREDIT is secured by cash collateral satisfactory to the LENDER in an amount equal to one hundred percent (100%) of the STATED AMOUNT, to be applied in accordance with Section 9.4 hereof; and (e) the issuance of any requested LETTER OF CREDIT shall not conflict with or cause the LENDER to exceed any limits imposed by any LAWS applicable to the LENDER. If at any time the L/C EXPOSURE exceeds any such permitted amounts, the BORROWERS shall furnish to the LENDER cash collateral satisfactory to the LENDER in an amount equal to such excess to be applied in accordance with Section 9.4 hereof.

          Section 2.2.2. Requests for Letters of Credit. Each LETTER OF CREDIT shall be issued only in accordance with the then current practices of the LENDER relating to its issuance of standby letters of credit, including the payment by the BORROWERS of all applicable fees and charges in connection therewith. Each LETTER OF CREDIT shall be in such form as may be approved from time to time by the LENDER. Each request for a LETTER OF CREDIT shall be made to the LENDER pursuant to a written application and agreement for letter of credit complying with the LENDERS then current requirements, at least five (5) BUSINESS DAYS before the proposed date of issuance of such LETTER OF CREDIT.

          Section 2.2.3. Letter of Credit Fees And Other Charges. The BORROWERS, jointly and severally, shall pay to the LENDER a fee with respect to each outstanding LETTER OF CREDIT computed on the face amount of such LETTER OF CREDIT at an annual percentage rate equal to two and one-half percent (2.5%). The aforesaid letter of credit fee shall be payable quarterly in arrears on the last BUSINESS DAY of each QUARTER and on the TERMINATION DATE. In addition, the BORROWERS, jointly and severally, shall pay to the LENDER such other normal and customary fees, costs and expenses that may be charged or incurred by the LENDER in connection with issuing, effecting payment under, amending, continuing, extending, or renewing or otherwise administering any LETTER OF CREDIT including, without limitation, correspondent bank fees, amendment fees, reissuance costs, cancellation fees and all reasonable out-of-pocket costs and expenses. Each LETTER OF CREDIT fee shall be non-refundable, even if the LETTER OF CREDIT is surrendered or drawn before the expiration date thereof.

          Section 2.2.4. Payment of Reimbursement Obligations. REIMBURSEMENT OBLIGATIONS, together with any taxes, charges or other costs or expenses incurred by LENDER in connection with such payment, shall be due and payable by the BORROWERS, jointly and severally, immediately upon the payment by the LENDER of the draw giving rise thereto. Each of the BORROWERS acknowledges and agrees that it shall be jointly and severally, irrevocably and unconditionally obligated forthwith to reimburse the LENDER, immediately upon any drawing under any LETTER OF CREDIT, without presentment, demand, protest or other formalities or notices of any kind.

          Section 2.2.5. Conversion of Reimbursement Obligations to Loans. Immediately upon the payment of each drawing or acceptance under any LETTER OF CREDIT, unless the amount of such drawing or acceptance is immediately reimbursed to the LENDER, by one or more of the BORROWERS from its separate funds: (a) the BORROWERS shall be deemed to have made an irrevocable request for a BASE RATE BORROWING under the LOAN in an amount equal to such drawing or acceptance; and (b) the REIMBURSEMENT OBLIGATION resulting from the payment by the LENDER of such drawing or acceptance shall be converted to a BASE RATE BORROWING under the LOAN in a corresponding principal amount. Anything to the contrary in this AGREEMENT notwithstanding, except as otherwise provided above in this subsection, each advance which is to be made pursuant to this subsection shall be made regardless of whether the conditions precedent required of any of the BORROWERS under Section
          4.2 are satisfied at the time thereof.

          Section 2.2.6. Payment of L/C Exposure Upon Termination Date. If any LETTERS OF CREDIT remain outstanding on the TERMINATION DATE, the BORROWERS shall, without demand or the taking of any other action by the LENDER, pay to the LENDER an amount in immediately available funds equal to 100% of the L/C EXPOSURE, which funds shall be held by the LENDER in a restricted collateral account maintained by the LENDER in its own name. Such funds shall be applied in accordance with Section
          9.4 hereof.

          Section 2.2.7. Payment Obligations Unconditional. The payment obligations of the BORROWERS under this Section 2.2 shall be absolute, unconditional, and irrevocable and shall be paid strictly in accordance with this AGREEMENT regardless of the circumstances. Without limiting the foregoing, none of the following circumstances shall reduce, discharge, stay, defer or impair in any other manner the payment obligations of any of the BORROWERS under this Section 2.2:

          a. any lack of validity or enforceability of any LETTER OF CREDIT or any LOAN DOCUMENT;

          b. any amendment, waiver, release or termination of or any consent to departure from the terms of any LETTER OF CREDIT or any LOAN DOCUMENT;

          c. any extension of time or other modification or the terms and conditions governing the making and honoring of any drawing, or any extension of time or other modification of the terms and conditions for any other act to be performed under the terms of any LETTER OF CREDIT;

          d. the existence of any dispute, claim, set-off, defense or other right which any of the BORROWERS may have at any time against any beneficiary under, or any transferee of, any LETTER OF CREDIT (or any PERSONS for whom any such beneficiary or transferee may hold a LETTER OF CREDIT or any interest therein), or the LENDER or any other PERSON, regardless of whether such dispute, claim, set-off, defense or other right is held or asserted in connection with this AGREEMENT or any unrelated transaction;

          e. the surrender or impairment of any security for the OBLIGATIONS;

          f. any question of form, validity, accuracy, legal effect, or genuineness of drafts, endorsements, documents or required statements, even if such drafts, endorsements, documents or statements should in fact prove to be in any or all respects invalid, inaccurate, fraudulent or forged or any failure of any draft to bear any reference or adequate reference to any LETTER OF CREDIT;

          g. payment by the LENDER under any LETTER OF CREDIT against presentation of a draft, certificate or other documentation which does not comply with the terms of such LETTER OF CREDIT, except to the extent that such payment constitutes gross negligence or wilful misconduct of the LENDER; or

          h. any other circumstance or occurrence whatsoever, whether or not similar to any of the foregoing, except to the extent resulting from the gross negligence or wilful misconduct of the LENDER.

          Section 2.2.8. Suspension of Commitment to Issue Letters of Credit. In the event any provision of any LAW ever would prohibit or restrict the LENDER from issuing any LETTER OF CREDIT, the agreement of the LENDER to issue LETTERS OF CREDIT hereunder shall immediately be suspended until such restrictions cease to be applicable. In the event of any such suspension, the BORROWERS may continue to obtain advances under the LOAN, subject to the terms and conditions of this AGREEMENT.

          Section 2.2.9. Rights And Remedies Of The Lender. In the event that, coincident with or subsequent to the occurrence of, and during the continuance of, a DEFAULT or an EVENT OF DEFAULT (but without limiting any right and remedies of the LENDER arising as a result of any such EVENT OF DEFAULT), the LENDER becomes aware of the possibility of a draw, or enforcement of the LENDERs obligations, under a LETTER OF CREDIT, the LENDER, at its option, may, but shall not be required to, make an advance (regardless of whether the conditions precedent to advances or issuances of LETTERS OF CREDIT have been satisfied) of proceeds of the LOAN in an amount equal to the STATED AMOUNT of such LETTER OF CREDIT, together with any LENDER EXPENSES charged or incurred or reasonably expected to be charged or incurred in connection therewith in accordance with Section 2.2.2 hereof, to be deposited in the cash collateral account described in Section 9.4 hereof and applied in accordance therewith. All such advances shall be secured by all of the COLLATERAL and shall bear interest and be payable at the same rate (including the default rate of interest) and in the same manner as the LOAN. If any LETTER OF CREDIT is drawn upon to discharge any obligation of any of the BORROWERS to the beneficiary of such LETTER OF CREDIT, in whole or in part, the LENDER shall be fully subrogated to the rights of such beneficiary with respect to the obligations owed by such BORROWER to such beneficiary discharged with the proceeds of the LETTER OF CREDIT.

          Section 2.2.10. Indemnification. The BORROWERS jointly and severally and unconditionally and irrevocably agree to indemnify the LENDER and to hold the LENDER harmless from any and all losses, claims or liabilities arising from any transactions or occurrences relating to LETTERS OF CREDIT issued, established, opened or accepted for the account of any of the BORROWERS, and any drafts or acceptances thereunder, and all OBLIGATIONS incurred in connection therewith, other than losses, claims or liabilities arising from the gross negligence or willful misconduct of the LENDER.

          Section 2.3. Interest Rates. Interest shall accrue on the unpaid principal balances of the LOAN and on all REIMBURSEMENT OBLIGATIONS at the rate or rates described in this Section 2.3.

          Section 2.3.1. Calculation Of Interest. Interest shall be calculated on the basis of a 360 days per year factor applied to actual days in which there exists unpaid principal balances of the LOAN or REIMBURSEMENT OBLIGATIONS.

          Section 2.3.2.   Adjusted   Base   Rate.   Except   as   provided   in
          Section 2.3.3. of this AGREEMENT, the LOAN, and each advance thereunder, shall bear interest on the unpaid principal balances at a fluctuating annual rate which shall at all times equal the ADJUSTED BASE RATE. Changes in the interest rate shall be made when and as changes in the BASE RATE occur. For each BASE RATE BORROWING, all accrued and unpaid interest shall be payable monthly in arrears on the 1st calendar day of each month, commencing on April 1, 2000. Payments made upon the LOAN shall be first applied to BASE RATE BORROWINGS and then to any LIBOR BORROWING outstanding under the LOAN. All REIMBURSEMENT OBLIGATIONS shall bear interest on the unpaid balances thereof at a fluctuating annual rate which shall at all times equal the ADJUSTED BASE RATE. All accrued and unpaid interest on REIMBURSEMENT OBLIGATIONS shall be payable immediately upon demand of the LENDER.

          Section 2.3.3. Adjusted LIBOR Rate Option. Subject to the terms of this Section, interest may accrue, at the election of the BORROWERS during INTEREST PERIODS selected by the BORROWERS on portions of the outstanding principal balances of the LOAN for which such a rate election is not then in effect, at a rate equal to the ADJUSTED LIBOR RATE. Any LIBOR BORROWING or election for a LIBOR BORROWING pursuant to the provisions of this Section shall be subject to the following terms and conditions:

          a. Repayment Of Interest. For each of the LIBOR BORROWINGS, accrued interest shall be paid in arrears on (i) the last day of each applicable INTEREST PERIOD, and (ii) as to any INTEREST PERIOD which is longer than three (3) months, on the ninetieth (90th) day of each such INTEREST PERIOD and on the last day of each such INTEREST PERIOD.

          b. Notice Of Election. By 10:00 a.m. on that BUSINESS DAY which occurs three (3) BUSINESS DAYS prior to the BUSINESS DAY on which the BORROWERS desire that an INTEREST PERIOD commence, the BORROWERS shall deliver written notice to the LENDER in the form attached hereto as
          Exhibit 2.3.3(b) specifying: (i) the commencement date of and length of the relevant INTEREST PERIOD, and (ii) the dollar amount of that portion of the total aggregate principal amount of the particular LOAN identified by the BORROWERS, which is to bear interest at the ADJUSTED LIBOR RATE, which amount shall be not be less than Five Hundred Thousand Dollars ($500,000). If no notice of election is received in respect of an outstanding LIBOR BORROWING that is expiring, the interest rate shall, at the end of the INTEREST PERIOD, accrue at the ADJUSTED BASE RATE.

          c. Interest Periods. There shall be no more than six (6) INTEREST PERIODS outstanding at any one time. No INTEREST PERIOD may expire after the TERMINATION DATE.

          d. Availability. If the LENDER should determine at any time that a REGULATORY CHANGE or a change in market conditions has made it impractical for the LENDER to offer pricing based on the ADJUSTED LIBOR RATE, the LENDER shall forthwith give notice of its determination to the BORROWERS, and all advances which are then accruing interest at an ADJUSTED LIBOR RATE shall, on the last day(s) of the then applicable current INTEREST PERIOD(S) automatically and without further notice, begin to accrue interest at the ADJUSTED BASE RATE. Until such time as the LENDER shall determine that a REGULATORY CHANGE or a change in market conditions has again made it practical for the LENDER to offer pricing on the ADJUSTED LIBOR RATE, the LENDER shall not be obligated to further offer pricing based upon the ADJUSTED LIBOR RATE, and any notice from the BORROWERS requesting such a rate option shall be ineffective.

          e. Additional Costs. The BORROWERS, jointly and severally, shall compensate the LENDER from time to time, upon demand, for all losses, expenses, costs and liabilities (including, without limitation, in the event of any repayment or prepayment described in clause (i) below, all interest paid to lenders of funds borrowed by the LENDER to carry LIBOR BORROWINGS) which the LENDER shall sustain if (i) any repayment or prepayment of any LIBOR BORROWING shall occur on a date which is not the last day of the applicable INTEREST PERIOD(S), or (ii) any REGULATORY CHANGE (A) subjects the LENDER to additional taxes of any kind with respect to LIBOR BORROWING, other than changes in federal income tax rates applicable to the LENDER, (B) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against assets held by or the deposits in or for the account of, or loans by, the LENDER (other than such reserves as are taken into account as of the date of CLOSING in calculating the ADJUSTED LIBOR
          RATE), or (C) imposes on the LENDER, directly or indirectly, any other conditions affecting the LIBOR BORROWINGS or the cost of U.S. dollar deposits obtained by the LENDER in obtaining the funds to carry LIBOR BORROWINGS; and the result of any of the foregoing is to increase the costs to the LENDER of making or maintaining loans accruing interest at the ADJUSTED LIBOR RATE or decrease the yields of the LENDER. The LENDER shall, upon the request of the BORROWERS, provide the BORROWERS with a certificate as to any amounts payable under this Section, showing in reasonable detail the basis for the calculation thereof, which calculation, absent manifest error, shall be presumed to be correct.

          f. Prepayment And Termination. No LIBOR BORROWING may be prepaid prior to the expiration of the applicable INTEREST PERIOD unless the BORROWERS have fully compensated the LENDER as provided above in
          Section 2.3.3.e. of this AGREEMENT.

          g. Termination Of Right To Elect LIBOR Borrowings. Notwithstanding anything to the contrary set forth in this AGREEMENT, and without limiting any other rights and remedies of the LENDER, upon the occurrence of an EVENT OF DEFAULT which is then continuing, the LENDER may suspend the right of the BORROWERS to convert any BASE RATE BORROWING into a LIBOR BORROWING or to permit any LIBOR BORROWING to continue as a LIBOR BORROWING, in which case (i) all BASE RATE BORROWINGS shall be continued as BASE RATE BORROWINGS and (ii) all LIBOR BORROWINGS having thirty (30) days or more remaining in the respective INTEREST PERIODS may, in the sole discretion of the LENDER, be converted immediately or at any time to BASE RATE BORROWINGS, but shall, in any event, be converted on the last days of the respective INTEREST PERIODS therefor, and (iii) all LIBOR BORROWINGS having less than thirty (30) days remaining in the respective INTEREST PERIODS shall be converted on the last days of the respective INTEREST PERIODS therefor.

          Section 2.3.4. Default Rate. Upon the occurrence of an EVENT OF DEFAULT, and even if the LOAN or the REIMBURSEMENT OBLIGATIONS have not been accelerated, the interest rate payable on the LOAN, the REIMBURSEMENT OBLIGATIONS and the other OBLIGATIONS may be increased by the LENDER to a rate equal to two percentage points (2%) above the rate of interest otherwise in effect, until such EVENT OF DEFAULT has been cured to the satisfaction of the LENDER or waived. The default rate set forth in this Section shall continue to apply whether or not judgment shall be entered on any of the OBLIGATIONS.


          Section 2.3.5. Maximum Rate Of Interest. Any provision contained in the LOAN DOCUMENTS to the contrary notwithstanding, the holder of the NOTE shall not be entitled to receive or collect, nor shall any of the BORROWERS be obligated to pay, interest thereunder in excess of the maximum rate of interest permitted by the laws of any state determined to be applicable thereto or the laws of the United States of America applicable to loans in such applicable state or states, and if any provision of this AGREEMENT, the NOTE or of any of the other LOAN DOCUMENTS shall ever be construed or held to permit or require the charging, collection or payment of any amount of interest in excess of that permitted by such laws applicable thereto, the provisions of this Section shall control and shall override any contrary or inconsistent provision. The intention of the parties is to at all times conform strictly with all applicable usury laws, and other applicable laws limiting the maximum rates of interest which may be lawfully charged upon the LOANS and REIMBURSEMENT OBLIGATIONS. The interest to be paid pursuant to the NOTE shall be held subject to reduction to the amount allowed under said usury or other laws as now or hereafter construed by the courts having jurisdiction, and any sums of money paid in excess of the interest rate allowed by applicable law shall be applied in reduction of the principal amount owing pursuant to the NOTE. EACH OF THE BORROWERS EXPRESSLY ACKNOWLEDGES AND UNCONDITIONALLY AND IRREVOCABLY STIPULATES FOR ALL PURPOSES THAT IT HAS BEEN CONTEMPLATED AT ALL TIMES BY THE PARTIES THAT THE LAWS OF THE STATE OF NEW YORK WILL GOVERN THE MAXIMUM RATE OF INTEREST THAT IT IS PERMISSIBLE FOR THE LENDER TO CHARGE THE BORROWERS.

          Section 2.4. Payments To Be Made To The Lender. Except as expressly provided to the contrary in any of the LOAN DOCUMENTS, all payments of principal, interest, fees and other sums to be paid by the BORROWERS to the LENDER in accordance with the terms of the LOAN DOCUMENTS shall be made in U.S. Dollars, in immediately available funds, without deduction, set-off or counterclaim to the LENDER not later than 10:00 a.m. (Eastern time) on the date on which such payments shall become due (each such payment made after such time on such due date to be deemed to be made on the next succeeding BUSINESS DAY). If the due date of any payment under the LOAN DOCUMENTS would otherwise fall on a day that is not a BUSINESS DAY, such date shall be extended to the next succeeding BUSINESS DAY, and interest shall be payable for any principal so extended from the period of such extension.

          Section 2.5. Application Of Payments. All payments upon the OBLIGATIONS shall be applied first to charges, if any, next to fees, next to interest, and then to principal or in such other order or proportion as the LENDER, in the discretion of the LENDER, may determine.

          Section 2.6. Late Payment Charge. Any payment of principal, interest, or fees due from time to time upon or in connection with the LOAN or the REIMBURSEMENT OBLIGATIONS which is received by the LENDER more than fifteen (15) calendar days after its due date shall incur a late payment charge equal to five percent (5%) of the amount of the payment due. All late payment charges shall be payable upon the demand of the LENDER. The existence of the right by the LENDER to receive a late payment charge shall not constitute a grace period or provide any right to any of the BORROWERS to make a payment other than on such payments scheduled due date. Notwithstanding the foregoing, no late charge shall be payable in connection with any delinquent payment resulting from the failure of the LENDER to debit any COLLECTION ACCOUNT of the BORROWERS in which sufficient collected funds were present to satisfy any required payment, if the LENDER was authorized to make such debit.

          Section 2.7. Facility Fee. For each QUARTER or portion thereof during which the CREDIT FACILITY is in existence and has not been terminated, until the payment in full and termination of the CREDIT FACILITY, the BORROWERS shall pay to the LENDER a facility fee equal to one quarter of one percent (0.25%) per annum on that sum obtained by subtracting the average daily disbursed principal balance of the LOAN plus the aggregate STATED AMOUNT outstanding under all LETTERS OF CREDIT during such QUARTER or portion thereof from the DOLLAR CAP. The facility fee shall be payable quarterly in arrears, on the first day of each succeeding April, July, October and January or on the last day of a portion of a QUARTER commencing with the first of such payments to be made on April 1, 2000. The facility fee is not to be considered a fee being paid by the BORROWERS to the LENDER as an inducement to the LENDER to make advances or issue LETTERS OF CREDIT, nor shall it be considered to modify or limit the ability of the LENDER to terminate in accordance with the provisions of this AGREEMENT the ability of the BORROWERS to borrow under the LOAN, or obtain LETTERS OF CREDIT but is instead intended as part of the compensation which is earned by the LENDER for agreeing to provide the CREDIT FACILITY in accordance with the terms of the LOAN DOCUMENTS. The facility fee shall be calculated on the basis of three hundred sixty (360) days per year factor.

          Section 2.8. Commitment Fee. The BORROWERS, jointly and severally, shall pay to the LENDER on or before CLOSING a non-refundable and unconditional fee of Fifty Thousand Dollars ($50,000.00), which shall be the absolute property of the LENDER upon payment. This fee shall not be considered to be a payment of any of the LENDERS expenses incurred in connection with the LOAN and shall be paid independent of the amount of proceeds of the LOAN ultimately advanced to the BORROWERS, even if that amount is less than the stated principal amount of the LOAN.

          Section 2.9. Examination Fee. The BORROWERS, jointly and severally, shall pay to the LENDER, as billed by the LENDER, an examination fee equal to Two Thousand Dollars ($2,000.00) for each field examination by the LENDER of the BORROWERS books and records. The BORROWERS shall not be billed for more than one (1) field examination in any consecutive ninety (90) day period, unless an EVENT OF DEFAULT has occurred and continues for more than thirty (30) days.

          Section 2.10. Termination Fee. In the event the BORROWERS terminate the CREDIT FACILITY and repay the LOAN in full with funds derived from any source other than revenues from the BORROWERS normal business operations, the BORROWERS, jointly and severally, shall pay to the LENDER termination fee equal to the following percentage of the DOLLAR
          CAP: (a) one and one-half percent (1.5%) if the prepayment in full occurs at any time on or before March 22, 2001; (b) one percent (1.00%) if the prepayment occurs at any time after March 22, 2001 but on or before March 22, 2002; (c) one-half of one percent (0.50%) if the prepayment occurs at any time after March 22, 2002, but on or before March 22, 2003; (d) zero percent (0%) if the prepayment in full occurs after March 22, 2003. Notwithstanding the foregoing, the termination fee described in this Section 2.10 shall not be due if the prepayment and termination of the CREDIT FACILITY occurs in the absence of any DEFAULT or EVENT OF DEFAULT and the BORROWERS elect to prepay and terminate the CREDIT FACILITY as a result of (a) a determination by the LENDER that, pursuant to 2.2.3.d. hereof, a REGULATORY CHANGE has occurred and made it impractical for the LENDER to offer pricing based on the ADJUSTED LIBOR RATE or (b) having been billed by the LENDER for additional costs arising as a result of a REGULATORY CHANGE pursuant to subsections 2.3.3.e (ii)(A), (B) or (C) hereof, provided such REGULATORY CHANGE and the additional costs arising as a result thereof are applicable only to the LENDER and not to a class of lenders, banks or financial institutions including the LENDER or any corporation controlling the LENDER, and are not applicable to the LENDER as a result of its obligations hereunder, the creditworthiness of any of the BORROWERS, or the occurrence of any DEFAULT or EVENT OF DEFAULT; and provided further that nothing in this clause (b) shall affect or alter the obligation of the BORROWERS, jointly and severally, to pay to the LENDER the full amount of all such additional costs.

          Sectio 2.11. Capital Adequacy. If the LENDER determines at any time that the adoption or implementation of any CAPITAL ADEQUACY REQUIREMENT, or the compliance therewith by the LENDER or any corporation or other PERSON controlling the LENDER, affects the amount of capital to be maintained by the LENDER or any PERSON controlling the LENDER as a result of its obligations hereunder, or reduces the effective rate of return on the LENDERS or such controlling PERSONS capital to a level below that which the LENDER or such controlling PERSON would have achieved but for such CAPITAL ADEQUACY REQUIREMENT as a consequence of its obligations hereunder (taking into consideration the LENDERS or such controlling PERSONS policies with respect to capital adequacy), then after submission by the LENDER to the BORROWERS of a written request therefor and a statement of the basis for such determination, the BORROWERS shall pay to the LENDER such additional amounts as will compensate the LENDER or the controlling PERSON for the cost of maintaining the increased capital or for the reduction in the rate of return on capital, together with interest thereon at the highest rate of interest then in effect under the NOTE from the date the LENDER requests such additional amounts until those amounts are paid in full.

          Section 2.12. Payments. All payments received by the LENDER which are to be applied to reduce the OBLIGATIONS shall be credited to the balances due from any or all of the BORROWERS pursuant to the normal and customary practices of the LENDER, but shall be provisional and shall not be considered final unless and until such payment is not subject to avoidance under any provision of the United States Bankruptcy Code, as amended, including Sections 547 and 550, or any state law governing insolvency or creditors rights. If any payment is avoided or set aside under any provision of the United States Bankruptcy Code, including Sections 547 and 550, or any state law governing insolvency or creditors rights, the payment shall be considered not to have been made for all purposes of this AGREEMENT and the LENDER shall adjust its records to reflect the fact that the avoided payment was not made and has not been credited against the OBLIGATIONS.


          Section 2.13. Advancements. If any of the BORROWERS fails to perform any of its agreements or covenants contained in this AGREEMENT or if any of the BORROWERS fails to protect or preserve the COLLATERAL or the status and priority of the security interest of the LENDER in the COLLATERAL, the LENDER may make advances to perform the same on behalf of such BORROWER to protect or preserve the COLLATERAL or the status and priority of the security interest of the LENDER in the COLLATERAL, and all sums so advanced shall immediately upon advance become secured by the security interests granted in this AGREEMENT, and shall become part of the principal amount owed to the LENDER with interest to be assessed at the applicable rate thereon and subject to the terms and provisions of this AGREEMENT and all of the LOAN DOCUMENTS. The BORROWERS shall repay on demand all sums so advanced on any BORROWERS behalf, plus all expenses or costs incurred by the LENDER, including reasonable legal fees, with interest thereon at the highest rate authorized in the NOTE. The provisions of this Section shall not be construed to prevent the institution of the rights and remedies of the LENDER upon the occurrence of an EVENT OF DEFAULT. The authorization contained in this Section is not intended to impose any duty or obligation on the LENDER to perform any action or make any advancement on behalf of any or all of the BORROWERS and is intended to be for the sole benefit and protection of the LENDER.

          Section 2.14.   Cross-Guaranty;   Waiver   Of   Suretyship   Defenses;
          Subordination.

          Section 2.14.1. Cross-Guaranty. Each BORROWER guarantees to the LENDER the payment in full of all of the OBLIGATIONS of the other BORROWERS and further guarantees the due performance by the other BORROWERS of their respective duties and covenants made in favor of the LENDER hereunder and under the other LOAN DOCUMENTS. Each BORROWER agrees that neither this cross guaranty nor the joint and several liability of the BORROWERS provided in this AGREEMENT nor the LENDERs liens and rights in any of the COLLATERAL shall be impaired or affected by any modification, supplement, extension or amendment of any contract or agreement to which the parties hereto may hereafter agree, nor by any modification, release or other alteration of any of the rights of the LENDER with respect to any of the COLLATERAL, nor by any delay, extension of time, renewal, compromise or other indulgence granted by the LENDER with respect to any of the OBLIGATIONS, nor by any other agreements or arrangements whatever with the other BORROWERS or with any other PERSON, each BORROWER hereby waiving all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectively as if it had expressly agreed thereto in advance. The liability of each BORROWER hereunder is direct and unconditional as to all of the OBLIGATIONS, and may be enforced without requiring the LENDER first to resort to any other right, remedy or security.

          Section 2.14.2.   Postponement  of  Subrogation.   Until  all  of  the
          OBLIGATIONS are paid in full, no BORROWER shall have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for any of the OBLIGATIONS, and nothing shall discharge or satisfy the liability of a BORROWER hereunder, until the full, final and absolute payment and performance of all of the OBLIGATIONS at any time after all commitments of the LENDER under this AGREEMENT are terminated. Any and all present and future debts and obligations of each BORROWER to each of the other BORROWERS are hereby waived and postponed in favor of and subordinated to the full payment and performance of all present and future OBLIGATIONS; provided, however, so long as no DEFAULT or EVENT OF DEFAULT has occurred, each of the BORROWERS may repay debts and obligations to any other BORROWER.

          Section 2.14.3. Subordination. Each BORROWER hereby subordinates any claims (other than claims evidenced by notes which have been assigned and delivered to the LENDER), including, without limitation, any other right of payment, subrogation, contribution and indemnity that it may have from or against the other BORROWERS, and any successor or assign of the other BORROWERS, including, without limitation, any trustee, receiver or debtor-in-possession, howsoever arising, due or owing and whether heretofore, now or hereafter existing, to all of the OBLIGATIONS of the other BORROWERS to the LENDER; provided, however, so long as no DEFAULT or EVENT OF DEFAULT has occurred, each of the BORROWERS may accept payments from any other BORROWER.

          Section 2.14.4. Joint And Several Liability; Appointment Of Agent. Notwithstanding anything to the contrary contained herein, the BORROWERS shall be jointly and severally liable to the LENDER for all OBLIGATIONS, regardless of whether such OBLIGATIONS arise as a result of credit extensions to one BORROWER, it being stipulated and agreed that the LOAN, the LETTERS OF CREDIT, and all of the credit extensions hereunder to one BORROWER inure to the benefit of all BORROWERS, and that the LENDER is relying on the joint and several liability of the BORROWERS in extending the LOAN and in issuing any of the LETTERS OF CREDIT and in providing credit hereunder. To facilitate the administration of the LOAN, each of GSE Process Solutions, Inc., and GSE Power Systems, Inc., hereby irrevocably appoints GSE SYSTEMS as its true and lawful agent and attorney-in-fact with full power and authority to execute, deliver and acknowledge, as appropriate, all LOAN DOCUMENTS or certificates from time to time deemed necessary or appropriate by the LENDER in connection with the LOAN, any LETTERS OF CREDIT, or the issuance or administration of any of the other OBLIGATIONS. This power-of-attorney is coupled with an interest and cannot be revoked, modified or amended without the prior written consent of the LENDER. Upon the request of the LENDER, GSE Process Solutions, Inc. and GSE Power Systems, Inc., shall execute, acknowledge and deliver to the LENDER a form of power of attorney confirming and restating the power-of-attorney granted herein.




                                       ARTICLE 3
                               URITY FOR THE OBLIGATIONS

          The payment, performance and satisfaction of the OBLIGATIONS shall be secured by the following assurances of payment and security.

          Section 3.1. Grant Of Security Interest. In order to secure the repayment and performance of all OBLIGATIONS, both currently existing and arising in the future, each of the BORROWERS grants to the LENDER an immediate and continuing security interest in and to the COLLATERAL. Each of the BORROWERS further pledges, hypothecates and grants to the LENDER a continuing security interest in and to, all amounts that may be owing at any time and from time to time by the LENDER to any of the BORROWERS in any capacity, including but not limited to any balance or share belonging to any of the BORROWERS of any deposit or other account with the LENDER, which security interest shall be independent of and in addition to any right of set-off to which the LENDER may be entitled.

          Sectio 3.2. Proceeds And Products. The LENDERS security interests provided for herein shall apply to the proceeds, including but not limited to insurance proceeds, and the products of the COLLATERAL.

          Section 3.3. Priority Of Security Interests. Each of the security interests, pledges, and liens granted by each of the BORROWERS to the LENDER pursuant to any of the LOAN DOCUMENTS shall be perfected first priority security interests, pledges, and liens (except for security interests in motor vehicles for which a notation of lien on a certificate of title is required).

          Section 3.4. Future Advances. The security interests, liens, and pledges granted by each of the BORROWERS to the LENDER pursuant to the LOAN DOCUMENTS shall secure all current and all future advances made by the LENDER to the BORROWERS, or for the account or benefit of any of the BORROWERS, and the LENDER may advance or readvance upon repayment by any of the BORROWERS all or any portion of the sums loaned to the BORROWERS and any such advance or readvance shall be fully secured by the security interests, liens, and pledges created by the LOAN DOCUMENTS.

          Section 3.5. Receivable Collections. The BORROWERS shall establish a COLLECTION ACCOUNT arrangement acceptable to the LENDER at a bank acceptable to the LENDER. Each of the BORROWERS shall deposit or cause to be deposited into the COLLECTION ACCOUNT, immediately upon receipt thereof, all cash, checks, drafts, and other instruments for the payment of money, properly endorsed, which have been received by it in full or partial payment of any RECEIVABLE. Prior to any such deposit by any of the BORROWERS into the COLLECTION ACCOUNT, none of the BORROWERS will commingle such items of payment with any of its other funds or property but will hold them separate and apart. Upon the written request of the LENDER each of the BORROWERS shall instruct all of its ACCOUNT DEBTORS to make all payments on its RECEIVABLES to a post office box in which the LENDER alone shall have sole access (LOCK BOX). If payment of any BORROWERS RECEIVABLES is paid into the LOCK BOX the LENDER shall, on each BUSINESS DAY, withdraw the items of payment from the LOCK BOX and deposit them into the COLLECTION ACCOUNT. The LENDER, from time to time, shall apply all of the collected funds held in the COLLECTION ACCOUNT toward payment of all or any part of the OBLIGATIONS, whether or not then due, in such order of application as the LENDER may determine. The LENDER shall have no obligation to provide any provisional or other credit for any deposited funds which are not collected funds free of any rights of return.

          Section 3.6. Collection Of Receivables By Lender. The LENDER shall have the right during any continuing EVENT OF DEFAULT to send notices of assignment or notices of the LENDERS security interest to any and all ACCOUNT DEBTORS or any third party holding or otherwise concerned with any of the COLLATERAL, and thereafter the LENDER shall have the sole right to collect the RECEIVABLES and to take possession of the
          COLLATERAL  and  RECORDS  relating   thereto.   All  of  the  LENDERS
          collection expenses shall be charged to the BORROWERS accounts and added to the OBLIGATIONS. During any continuing EVENT OF DEFAULT the LENDER shall have the right to receive, indorse, assign and deliver in the LENDERS name or any of the BORROWERS name any and all checks, drafts and other instruments for the payment of money relating to the RECEIVABLES, and each of the BORROWERS hereby waives notice of presentment, protest and non-payment of any instrument so endorsed. If the LENDER is collecting the RECEIVABLES, each of the BORROWERS hereby
          constitutes   the   LENDER   or   the   LENDERS   designee   as   its
          attorney-in-fact with power with respect to the RECEIVABLES: (a) to indorse its name upon all notes, acceptances, checks, drafts, money orders or other evidences of payment of COLLATERAL that may come into the LENDERS possession; (b) to sign its name on any invoices relating to any of the RECEIVABLES, drafts against ACCOUNT DEBTORS, assignments and verifications of RECEIVABLES and notices to ACCOUNT DEBTORS; (c) to send verifications of RECEIVABLES to any ACCOUNT DEBTOR; (d) to notify the Post Office to change the address for delivery of mail addressed to it to such address as the LENDER may designate; (e) to receive and open all mail addressed to it and to remove therefrom all cash, checks, drafts and other payments of money; and (f) to do all other acts and things necessary, proper, or convenient to carry out the terms and conditions and purposes and intent of this AGREEMENT. All acts of such attorney or designee are hereby ratified and approved, and such attorney or designee shall not be liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or law in accordance with this AGREEMENT, with the exception of acts arising from actual fraud or gross and wanton negligence. The power of attorney hereby granted, being coupled with an interest, is irrevocable while any of the OBLIGATIONS remain unpaid. During any continuing EVENT OF DEFAULT, the LENDER, without notice to or consent from any of the BORROWERS, may sue upon or otherwise collect, extend the time of payment of or compromise or settle for cash, credit or otherwise upon any terms, any of the RECEIVABLES or any securities, instruments or insurances applicable thereto or release the obligor thereon. During any continuing EVENT OF DEFAULT, the LENDER is authorized and empowered to accept the return of the goods represented by any of the RECEIVABLES, without notice to or consent by any of the BORROWERS; provided, however in no event (whether during the continuance of an EVENT OF DEFAULT or otherwise) shall acceptance of returned goods by the LENDER discharge or in any way affect the liability of any of the BORROWERS under the LOAN DOCUMENTS. The LENDER does not, by anything herein or in any assignment or otherwise, assume any of the obligations of any of the BORROWERS under any contract or agreement assigned to the LENDER, and the LENDER shall not be responsible in any way for the performance by any of the BORROWERS of any of the terms and conditions thereof.

          Section 3.7. Guaranty Agreements. Each of the GUARANTORS shall execute and deliver a GUARANTY AGREEMENT which shall guarantee, among other things, the absolute full payment and performance by the BORROWERS of the OBLIGATIONS. Each of the LIMITED GUARANTORS shall execute and deliver a GUARANTY AGREEMENT which shall guarantee, among other things, the absolute full payment and performance by the BORROWERS of the OBLIGATIONS, subject to the limitation as to monetary amount set forth therein.

          Section 3.8. Further Assurances. Each of the BORROWERS will, at its expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the LENDER may reasonably request from time to time in order: (a) to perfect and protect the security interests to be created hereby; (b) to enable the LENDER to exercise and enforce its rights and remedies hereunder in respect of the COLLATERAL; or (c) otherwise to effect the purposes of this AGREEMENT, including, without limitation: (i) upon such BORROWERS acquisition thereof, delivering to the LENDER each item of CHATTEL PAPER of the BORROWER, (ii) if any RECEIVABLES are evidenced by an INSTRUMENT delivering and pledging to the LENDER such INSTRUMENT duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the LENDER, (iii) executing and filing such financing statements or amendments thereto as may be necessary or desirable or that the LENDER may request in order to perfect and preserve the security interests purported to be created hereby, (iv) upon the acquisition after the date hereof by such BORROWER of any EQUIPMENT covered by a certificate of title or ownership, cause the LENDER to be listed as the lienholder on such certificate of title and within sixty
          (60) days of the acquisition thereof deliver evidence of the same to the LENDER, and (v) upon the acquisition after the date hereof of any asset for which an assignment, pledge, mortgage, or other document is required to be filed in order to grant or perfect a lien therein for the benefit of the LENDER, execute and deliver to the LENDER such assignment, pledge, mortgage, or other INSTRUMENT within thirty (30) days of the acquisition thereof. If any of the BORROWERS fails to execute any instrument or document described above within five (5) BUSINESS DAYS of being requested to do so by the LENDER, each of the BORROWERS hereby appoints the LENDER or any officer of the LENDER as such BORROWERS attorney in fact for purposes of executing such instruments or documents in such BORROWERS name, place and stead, which power of attorney shall be considered as coupled with an interest and irrevocable.

          Section 3.9.  Fair Labor  Standards  Act. As further  security for the
          OBLIGATIONS, each of the BORROWERS shall comply in all material respects with the Fair Labor Standards Act of 1938, as amended.

                                       ARTICLE 4
                                CONDITIONS PRECEDENT

          Any obligation of the LENDER to perform any duty imposed upon or assumed by the LENDER in accordance with the terms of the LOAN DOCUMENTS or otherwise with respect to the LOAN or LETTERS OF CREDIT shall be conditioned upon the satisfaction by the BORROWERS of the conditions precedent set forth in this Article 4.

          Section 4.1. Conditions to Closing. Each of the following conditions precedent shall be satisfied prior to the date of CLOSING:

          Section 4.1.1. Organizational Documents. The delivery to the LENDER by each of the BORROWERS, the GUARANTORS and the LIMITED GUARANTORS of the following documents, each certified as indicated below: (a) a copy of its the Articles of Incorporation or Articles of Organization, as the case may be, as amended and in effect on the date of CLOSING, certified as of a recent date by the Secretary of State of its jurisdiction of formation, a certificate from such Secretary of State dated as of a recent date as to the good standing of and charter documents filed by each of the BORROWERS, the GUARANTORS, and the LIMITED GUARANTORS, as applicable, and certificates of good standing for each jurisdiction in which each of the BORROWERS and each of the GUARANTORS is required by the nature of its business or assets qualify to do business; (b) a certificate of the Secretary or Assistant Secretary of each of the BORROWERS, the GUARANTORS and the LIMITED GUARANTORS, dated as of the date of CLOSING and certifying: (i) that attached thereto is a true and accurate copy of the Bylaws or operating agreement (as the case may be) of each of the BORROWERS, the GUARANTORS and the LIMITED GUARANTORS, as applicable, as amended and in effect at all times from the date on which the resolutions referred to in clause (ii) hereto were adopted and including the date of such certificate; (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of each of the BORROWERS, the GUARANTORS and the LIMITED GUARANTORS, as applicable, authorizing the execution, delivery and performance of each of the LOAN DOCUMENTS to which such BORROWER, GUARANTOR, or LIMITED GUARANTOR, as applicable, is or is intended to be a party, and that such resolutions have not been modified, rescinded, or amended and are in full force and effect; and (iii) as to the incumbency and specimen signature of each officer of the BORROWERS, the GUARANTORS, or the LIMITED GUARANTORS, as applicable, executing the LOAN DOCUMENTS to which such BORROWER, GUARANTOR, or LIMITED GUARANTOR, as applicable, is intended to be a party.

          Section 4.1.2. Opinion Of Counsel. The delivery to the LENDER of an opinion of counsel to the BORROWERS, GUARANTORS, and LIMITED
          GUARANTORS addressed to the LENDER and dated as of the date of CLOSING, in substantially the same form as Exhibit 4.1.3. attached hereto.

          Sectio 4.1.3. Execution Of Loan Documents. The execution and delivery of all of the LOAN DOCUMENTS.

          Section 4.1.4. Submissions. The delivery to the LENDER of such certificates, submissions, and supporting documents as have been previously requested by the LENDER

          Section 4.1.5. Insurance. The delivery to the LENDER of certificates of insurance evidencing the existence of all insurance required to be maintained by the BORROWERS and the GUARANTORS pursuant to the terms and conditions of the LOAN DOCUMENTS and evidence that such insurance is in full force and effect and that all premiums then due and payable thereon have been paid.

          Sectio 4.1.6. Record Searches. The receipt and satisfactory review by the LENDER of such Uniform Commercial Code, tax, pending litigation and judgment searches as have been requested by the LENDER

          Section 4.1.7. Absence Of Material Adverse Change. The absence of the occurrence of any material adverse change in the financial conditions or business affairs of any of the BORROWERS, the GUARANTORS, or the LIMITED GUARANTORS.

          Section 4.1.8. Payment Of Closing Fees. The payment by the BORROWERS of each of the closing fees agreed in writing to be paid by the BORROWERS to the LENDER, which fees shall be nonrefundable upon payment. Such closing fees paid by the BORROWERS shall not be considered to be a payment of any of the LENDERS EXPENSES, and shall be paid independently of the amount of proceeds of the LOAN ultimately advanced to the BORROWERS.

          Section 4.1.9. Payment Of Lenders Closing Costs. The payment by the BORROWERS of all of the reasonable costs, fees and expenses incurred by the LENDER in connection with the negotiation, preparation, execution, and delivery of the LOAN DOCUMENTS, including but not limited to reasonable attorneys fees, the cost of any public record searches, recording costs, and other reasonable and necessary out-of-pocket costs and expenses incurred by the LENDER.

          Section4.1.10.  Dime  Commercial  Corp.  Facility.  On  the  date  of
          CLOSING: (a) there shall have been paid in cash in full all outstanding principal balances and all accrued but unpaid interest, fees and charges due on the loans outstanding to Dime Commercial Corp.; and (b) the LENDER shall have received an agreement satisfactory to the LENDER from Dime Commercial Corp. to promptly terminate all liens and security interests against the BORROWERS and to forward to the LENDER all outstanding promissory notes issued by the BORROWERS to Dime Commercial Corp. marked paid in full.

          Section 4.2. Conditions Precedent To All Advances and Issuance of Letters of Credit. The obligation of the LENDER to make any advances of the proceeds of the LOAN, including the initial advance, and the obligation of the LENDER to issue any LETTERS OF CREDIT, shall be subject to the satisfaction, concurrently therewith, of each of the following conditions precedent:

          Section4.2.1. No Defaults Or Events Of Default. No event shall have occurred on or prior to such date and be continuing on such date, and no condition shall exist on such date, which constitutes a DEFAULT or EVENT OF DEFAULT.

          Section4.2.2. Continuing Accuracy Of Representations And Warranties. Each of the representations and warranties made by or on behalf of the BORROWERS, or by the GUARANTORS or by the LIMITED GUARANTORS to the LENDER in the LOAN DOCUMENTS shall be true and correct in all material respects when made and shall be deemed to be repeated as true, accurate and complete as of the date of the BORROWERS request for each advance of proceeds of the LOAN or issuance of a LETTER OF CREDIT, unless otherwise agreed to by the LENDER in writing.

          Section4.2.3. Receipt Of Reports. The LENDER shall be in receipt of all reports, financial statements, financial information and financial disclosures required by the LOAN DOCUMENTS, except to the extent that the LENDER has waived the receipt thereof.

          Section4.2.4. No Illegalities. It shall not be unlawful for the LENDER to perform any of the agreements or obligations imposed upon the LENDER by any of the LOAN DOCUMENTS or for any of the BORROWERS, the GUARANTORS or the LIMITED GUARANTORS to perform any of their respective agreements or obligations as provided by the LOAN DOCUMENTS.

          Section4.2.5. No Material Adverse Event. No MATERIAL ADVERSE EVENT shall have occurred and be then continuing.

          Each borrowing request by a BORROWER hereunder or a request for the issuance of a LETTER OF CREDIT shall constitute a representation and warranty by each of the BORROWERS as of the date of such LOAN or the date of issuance of such LETTER OF CREDIT that the conditions contained in this Section 4.2 have been satisfied.

                                      ARTICLE 5
                              EPRESENTATIONS AND WARRANTIES

          To induce the LENDER to extend the CREDIT FACILITY and to enter into this AGREEMENT, each of the BORROWERS makes the representations and warranties set forth in this Article 5. Each of the BORROWERS acknowledges the LENDERS justifiable right to rely upon these representations and warranties.

          SectioN 5.1. Accuracy Of Information. All information submitted by or on behalf of any of the BORROWERS, any of the GUARANTORS, or any of the LIMITED GUARANTORS in connection with any of the OBLIGATIONS is true, accurate and complete in all material respects as of the date made and contains no knowingly false, incomplete or misleading statements.

          Section5.2.  No  Litigation.  Except  as  specifically  disclosed  on
          Schedule 5.2 attached hereto, there are no material actions, suits, investigations, or proceedings pending or, to the knowledge of any of the BORROWERS, threatened against any of the BORROWERS or the assets of any of the BORROWERS

          Section5.3. No Liability Or Adverse Change. None of the BORROWERS has any direct or contingent liability known to any of the BORROWERS and not previously disclosed to the LENDER, nor do any of the BORROWERS know of or have any reason to expect any material adverse change in
          any  BORROWERS  assets,   liabilities,   properties,   business,   or
          condition, financial or otherwise.

          Section5.4. Title To Collateral. Each of the BORROWERS has good and marketable title to the COLLATERAL. The liens granted by each of the BORROWERS to the LENDER in the COLLATERAL will have the priority required by the LOAN DOCUMENTS.

          Section 5.5. Authority; Approvals And Consents.

          Section 5.5.1. Authority. Each of the BORROWERS has the legal authority to enter into each of the LOAN DOCUMENTS and to perform, observe and comply with all of such BORROWERS agreements and obligations thereunder, including, without limitation the borrowings contemplated hereby.

          Section 5.5.2. Approvals. The execution and delivery by each of the BORROWERS of each of the LOAN DOCUMENTS, the performance by each of the BORROWERS of all of its agreements and obligations under the LOAN DOCUMENTS, and the borrowings contemplated by this AGREEMENT, have been duly authorized by all necessary action on the part of each BORROWER and do not and will not (i) contravene any provision of the organizational documents of any of the BORROWERS; (ii) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any lien upon any of the property of any of the BORROWERS under any material agreement, trust deed, indenture, mortgage or other instrument to which any of the BORROWERS is a party or by which any of the BORROWERS or any property of any of the BORROWERS is bound or affected (except for liens created for the benefit of the LENDER); (iii) violate or contravene any provision of any LAW, rule or regulation (including, without limitation, Regulations G, T, U or X of the Board of Governors of the Federal Reserve System) or any order, ruling or interpretation thereunder or any decree, order of judgment of any court or governmental or regulatory authority, bureau, agency or official (all as from time to time in effect and applicable to any of the BORROWERS); or (iv) require any waivers, consents or approvals by any of the creditors of any of the BORROWERS.



          Section 5.6. Binding Effect Of Documents, Etc. Each of the LOAN DOCUMENTS which each of the BORROWERS has executed and delivered as contemplated and required to be executed and delivered as of the date of CLOSING by this AGREEMENT, has been duly executed and delivered by each BORROWER and is the legal, valid and binding obligation of each BORROWER and is enforceable against each BORROWER in accordance with all stated terms.

          Section 5.7. Other Names. None of the BORROWERS has changed its name, been the surviving entity in a merger, or changed the location of its chief executive office within the last twelve (12) years, except as is disclosed on Schedule 5.7 attached hereto. No BORROWER trades under any trade or fictitious names except as set forth on Schedule 5.7.

          Sectio 5.8. No Events Of Default. There is not currently existing any action, event, or condition which presently constitutes a DEFAULT or an EVENT OF DEFAULT

          Section 5.9. Guaranty Agreements. The GUARANTY AGREEMENTS are the valid and binding obligation of the GUARANTORS and the LIMITED GUARANTORS, as the case may be, and are fully enforceable against the respective GUARANTORS and the LIMITED GUARANTORS in accordance with their terms.

          Section 5.10. Taxes. Each of the BORROWERS: (a) has filed all federal, state and local tax returns and other reports which such BORROWER is required by LAW to file prior to the date hereof and which are material to the conduct of the business of such BORROWER; (b) has paid or caused to be paid all taxes, assessments and other governmental charges that are due and payable prior to the date hereof, except as disclosed on Schedule 5.10 attached hereto; and (c) has made adequate provision for the payment of such taxes, assessments or other charges accruing but not yet payable. None of the BORROWERS has any knowledge of any deficiency or additional assessment in connection with any taxes, assessments or charges not provided for on such BORROWERS books of account or reflected in such BORROWERS financial statements.

          Section 5.11.

          Compliance With Laws. Each of the BORROWERS has complied in all material respects with all applicable LAWS, including, but not limited to, all LAWS with respect to: (a) all restrictions, specifications, or other requirements pertaining to products that it sells or to the services it performs; (b) the conduct of its business; and (c) the use, maintenance, and operation of the real and personal properties owned or leased by it in the conduct of its business.

          Section 5.12. Chief Place Of Business. The chief executive office, chief place of business, and the place where each of the BORROWERS keeps its RECORDS concerning the COLLATERAL is set forth on Schedule
          5.12 attached hereto.

          Section 5.13. Location Of Inventory. The INVENTORY is and shall be kept solely at the BORROWERS locations set forth on Schedule 5.13 attached hereto, and shall not be moved, sold or otherwise disposed of without prior notification to the LENDER, except for sales of INVENTORY to ACCOUNT DEBTORS in the ordinary course of the BORROWERS businesses. None of the INVENTORY is stored with or in the possession of any bailee, warehouseman, or other similar PERSON, except as specifically disclosed on Schedule 5.13 attached hereto.

          Section 5.14. No Subsidiaries. None of the BORROWERS has any direct or indirect DOMESTIC SUBSIDIARIES except for the GUARANTORS listed by name in Section 1.53 of this AGREEMENT. None of the BORROWERS has any direct or indirect SUBSIDIARIES which are not DOMESTIC SUBSIDIARIES, except for the SUBSIDIARIES listed on Schedule 5.14 attached hereto.
          Section 5.15.

          No Labor Agreements. Except as described in Schedule 5.15 hereto, none of the BORROWERS is subject to any collective bargaining agreement or any agreement, contract, decree or order requiring it to recognize, deal with or employ any PERSONS organized as a collective bargaining unit or other form of organized labor

          Section 5.16. Eligible Accounts. Each ACCOUNT which any of the BORROWERS contends should be included in the calculation of the BORROWING BASE from time to time will be an ELIGIBLE BILLED COMMERCIAL ACCOUNT, ELIGIBLE BILLED GOVERNMENT ACCOUNT or an ELIGIBLE UNBILLED GOVERNMENT ACCOUNT, as the case may be. At the time each is listed on or included in (whether singularly or in the aggregate with other eligible accounts) a schedule or report delivered to the LENDER to be included in the calculation of the BORROWING BASE, all of such ELIGIBLE BILLED COMMERCIAL ACCOUNTS, ELIGIBLE BILLED GOVERNMENT ACCOUNTS or ELIGIBLE UNBILLED GOVERNMENT ACCOUNTS, as the case may be, will have been generated in compliance with such BORROWERS normal credit policies as historically in effect (or as modified from time to time on prior written notice of the LENDER), or on such other reasonable terms disclosed in writing to the LENDER in advance of the creation of such ACCOUNTS, and such terms shall be expressly set forth on the face of all invoices.

          Section 5.17. Eligible Inventory. Each item of INVENTORY which any of the BORROWERS from time to time contends should be included in the calculation of the BORROWING BASE shall be ELIGIBLE INVENTORY.

          Section 5.18. Eligible Additional Collateral Value. Any letter of credit which any of the BORROWERS contend should be included in the calculation of ELIGIBLE ADDITIONAL COLLATERAL VALUE shall have an expiry date which is not less than one year from issuance and shall be considered eligible only if, at the time of determination of eligibility, there shall be no less than thirty (30) days remaining from such date of determination to the expiry date of the letter of credit. Failure to maintain such letter of credit as ELIGIBLE ADDITIONAL COLLATERAL VALUE for at least one year from issuance shall constitute an EVENT OF DEFAULT.

          Section 5.19. Approvals. Each of the BORROWERS possesses all franchises, approvals, licenses, contracts, INTELLECTUAL PROPERTY, merchandising agreements, merchandising contracts and governmental approvals, registrations and exemptions necessary for it lawfully to conduct its business and operation as presently conducted and as anticipated to be conducted after CLOSING.

          Section 5.20. Financial Statements. The financial statements of each of the BORROWERS which have been delivered to the LENDER prior to the date of this AGREEMENT, fairly present the financial condition of the BORROWERS as of the respective dates thereof and the results and operations of the BORROWERS for the fiscal periods ended on such respective dates, all in accordance with G.A.A.P. None of the BORROWERS has any direct or contingent liability or obligation known to any of the BORROWERS and not disclosed on the financial statements delivered to the LENDER or disclosed on Schedule 5.19 hereto. There has been no adverse change in the financial condition of any of the BORROWERS since the financial statements of the BORROWERS dated December 31, 1999, and none of the BORROWERS knows of or have any reason to expect any material adverse change in the assets, liabilities, properties, business, or condition, financial or otherwise, of any of the BORROWERS.

          Section 5.21. Solvency. Each of the BORROWERS will be SOLVENT both before and after CLOSING, after giving full effect to the OBLIGATIONS and all of the BORROWERS respective liabilities.

          Section 5.22. Fair Labor Standards Act. Each of the BORROWERS has complied in all material respects with the Fair Labor Standards Act of 1938, as amended.

          Section 5.23. Employee Benefit Plans.

          Section 5.23.1. Compliance. Each of the BORROWERS and its ERISA AFFILIATES are in compliance in all material respects with all applicable provisions of ERISA and the regulations thereunder and of the CODE with respect to all EMPLOYEE BENEFIT PLANS.

          Section 5.23.2. Absence Of Termination Event. No TERMINATION EVENT has occurred or is reasonably expected to occur with respect to any GUARANTEED PENSION PLAN.

          Section 5.23.3. Actuarial Value. The actuarial present value (as defined in Section 4001 of ERISA) of all benefit commitments (as defined in Section 4001 of ERISA) under each GUARANTEED PENSION PLAN does not exceed the assets of that plan.

          Section 5.23.4. No Withdrawal Liability. None of the BORROWERS nor any of their ERISA AFFILIATES has incurred or reasonably expects to incur any withdrawal liability under ERISA in connection with any MULTIEMPLOYER PLANS.

          Section 5.24. Environmental Conditions.

          Section 5.24.1. Existence Of Permits. Each of the BORROWERS has obtained all legally required permits, licenses, variances, clearances and all other necessary approvals (collectively, the EPA PERMITS) for use of the FACILITIES and the operation and conduct of its business from all applicable federal, state, and local governmental authorities, utility companies or development-related entities including, but not limited to, any and all appropriate Federal or State environmental protection agencies and other county or city departments, public water works and public utilities in regard to the use of the FACILITIES, the operation and conduct of its business, and the handling, transporting, treating, storage, disposal, discharge, or RELEASE of REGULATED SUBSTANCES, if any, into, on or from the environment (including, but not limited to, any air, water, or soil).

          Section 5.24.2. Compliance With Permits. Each issued EPA PERMIT is in full force and effect, has not expired or been suspended, denied or revoked, and is not under challenge by any PERSON. Each of the BORROWERS is in compliance in all material aspects with each issued EPA PERMIT.

          Section 5.24.3. No Litigation. None of the BORROWERS nor any of the FACILITIES is subject to any private or governmental litigation, or to the knowledge of any of the BORROWERS, threatened litigation, lien or judicial or administrative notice, order or action involving any of the BORROWERS or any of the FACILITIES relating to REGULATED SUBSTANCES or environmental problems, impairments or liabilities

          Section 5.24.4. No Releases. To the best knowledge of each of the BORROWERS, there has been no RELEASE into, on or from any of the FACILITIES and no REGULATED SUBSTANCES are located on or have been treated, stored, processed, disposed of, handled or transported to or from, any of the FACILITIES in violation of any ENVIRONMENTAL LAWS. To the best knowledge of each of the BORROWERS, no REGULATED SUBSTANCES have been treated, stored, disposed, RELEASED, located, discharged, possessed, managed, processed, or otherwise handled in the operation
          or  conduct  of  any   BORROWERS   business  in   violation   of  any
          ENVIRONMENTAL LAWS. Each of the BORROWERS has complied in all material respects with all ENVIRONMENTAL LAWS affecting the FACILITIES and each BORROWERS business.

          Section 5.24.5. Transportation. None of the BORROWERS transports, in any manner, any REGULATED SUBSTANCES except in the ordinary course of such BORROWERS business in material compliance with all ENVIRONMENTAL LAWS.

          Section 5.24.6. No Violation Notices. No BORROWER has received any notices that any REGULATED SUBSTANCES transported from any FACILITY have been disposed of in violation of any ENVIRONMENTAL LAWS.

          Section 5.24.7. No Notice Of Violations. No BORROWER has received written notice of any circumstances which would be likely to result in any obligation under any ENVIRONMENTAL LAW to investigate or remediate any REGULATED SUBSTANCES in, on or under any of the FACILITIES.

                                     ARTICLE 6
                               FFIRMATIVE COVENANTS

          Each of the BORROWERS agrees during the term of this AGREEMENT and while any OBLIGATIONS are outstanding and unpaid to do and perform each of the acts and promises set forth in this Article 6:

          Section 6.1. Payment. All OBLIGATIONS shall be paid in full when and as due.

          Section 6.2. Insurance. Each of the BORROWERS shall obtain and maintain such insurance coverages as are reasonable, customary and prudent for businesses engaged in activities similar to the business activities of the BORROWERS. Without limitation to the foregoing, each of the BORROWERS shall maintain for all of its assets and properties, whether real, personal, or mixed and including but not limited to the COLLATERAL, fire and extended coverage casualty insurance in amounts satisfactory to the LENDER and sufficient to prevent any co-insurance liability (which amount shall be the full insurable value of the assets and properties insured unless the LENDER in writing agrees to a lesser amount), naming the LENDER as loss payee with respect to the COLLATERAL, with insurance companies and upon policy forms containing standard loss payee and mortgagee clauses which are acceptable to and approved by the LENDER. Each of the BORROWERS shall submit to the LENDER, upon request, duplicate originals of the casualty insurance policies and paid receipts evidencing payment of the premiums due on the same. The casualty insurance policies shall be endorsed so as to make them noncancellable unless thirty (30) days prior notice of cancellation or material alteration is provided to the LENDER. The proceeds of any insured loss shall be applied by the LENDER to the OBLIGATIONS, in such order of application as determined by the LENDER, unless the LENDER in its sole discretion permits the use thereof to repair or replace damaged or destroyed COLLATERAL. The LENDER agrees that the BORROWERS will be permitted to use all or such portion of the loss proceeds as may be necessary for the purposes of repairing, restoring, renovating or replacing the damaged property, provided: (a) no EVENT OF DEFAULT shall exist or occur and be continuing during the course of such repair, restoration, renovation or replacement; (b) the amount of the loss is less than One Hundred Thousand Dollars
          ($100,000.00);  and (c) the  schedule  for  the  repair,  restoration, renovation or replacement indicates a full and complete repair, restoration, renovation or replacement within a reasonable period after the date of receipt of any such loss proceeds; (d) the applicable insurance carriers shall have waived any rights of subrogation against the BORROWERS in connection with such loss; and
          (e) the amount of the insurance proceeds and any separate funds to be contributed by the BORROWERS are sufficient in the reasonable business judgment of the LENDER to accomplish such repair, restoration, replacement or renovation in a reasonably satisfactory manner. The BORROWERS shall also maintain public liability and property damage insurance in such amounts, with insurance companies, and upon policy forms acceptable to and approved by the LENDER, naming the LENDER as additional insured. In addition, the BORROWERS shall maintain workers compensation insurance in such amounts, with insurance companies acceptable to and approved by the LENDER. The BORROWERS shall submit to the LENDER satisfactory evidence of all such insurance.


          Section 6.3. Books And Records. Each of the BORROWERS shall notify the LENDER in writing if any of the BORROWERS modifies or changes its method of accounting or enters into, modifies, or terminates any agreement presently existing, or at any time hereafter entered into with any third party accounting firm for the preparation and/or storage of any BORROWERS accounting records.

          Section 6.4. Collection Of Accounts; Sale Of Inventory. Each of the BORROWERS shall only collect its RECEIVABLES and sell its INVENTORY in the ordinary course of its business.

          Section 6.5. Notice Of Litigation And Proceedings. Each of the BORROWERS shall give prompt notice to the LENDER of any action, suit, citation, violation, direction, notice or proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any of the BORROWERS, or the assets or properties thereof, which, if determined adversely to any of the BORROWERS: (a) could require any or all of the BORROWERS to pay more than One Hundred Thousand Dollars ($100,000.00) or deliver assets the value of which exceeds that sum (whether or not the claim is considered to be covered by insurance); or (b) could reasonably be expected to have a material adverse effect upon the financial condition or business operations of any of the BORROWERS.
          Section 6.6. Payment Of Liabilities To Third Persons. Each of the BORROWERS shall pay when and as due, or within applicable grace periods, all liabilities due to third persons, except when the amount thereof is being contested in good faith by appropriate proceedings and with adequate reserves therefor being set aside

          Section 6.7. Change Of Business Location. Each of the BORROWERS shall notify the LENDER thirty (30) days in advance of: (a) any change in the location of its existing offices or place of business; (b) the establishment of any new, or the discontinuation of any existing, place of business; and (c) any change in or addition to the locations at which the COLLATERAL is kept. Prior to moving any COLLATERAL to any location not owned by it (other than deliveries to ACCOUNT DEBTORS of sold or leased items), each of the BORROWERS shall obtain and deliver to the LENDER an agreement, in form and substance acceptable to the LENDER, pursuant to which the owner of such location shall: (a) subordinate any rights which it may have, or thereafter may obtain, in any of the COLLATERAL to the rights and security interests of the LENDER in the COLLATERAL; and (b) allow the LENDER access to the COLLATERAL in order to remove the COLLATERAL from such location. In the event any COLLATERAL is stored with a warehousemen or other bailee, and the COLLATERAL is evidenced by a negotiable document of title, each of the BORROWERS shall immediately deliver the document of title to the LENDER.

          Section 6.8. Payment Of Taxes. Each of the BORROWERS shall pay or cause to be paid when and as due all taxes, assessments and charges or levies imposed upon it or on any of its property or which it is required to withhold and pay over to the taxing authority or which it must pay on its income, except where contested in good faith, by appropriate proceedings and at its own cost and expense; provided, however, that the BORROWERS shall not be deemed to be contesting in good faith by appropriate proceedings unless: (a) such proceedings operate to prevent the taxing authority from attempting to collect the taxes, assessments or charges; (b) the COLLATERAL is not subject to sale, forfeiture or loss during such proceedings; (c) such BORROWERS contest does not subject the LENDER to any claim by the taxing authority or any other person; (d) such BORROWER establishes appropriate reserves, satisfactory to the LENDER in its sole discretion, for the payment of all taxes, assessments, charges, levies, legal fees, court costs and other expenses for which such BORROWER would be liable if unsuccessful in the contest; (e) such BORROWER prosecutes the contest continuously to its final conclusion; and (f) at the conclusion of the proceedings, such BORROWER promptly pays all amounts determined to be payable, including but not limited to all taxes, assessments, charges, levies, legal fees and court costs.


          Section 6.9. Inspections Of Records. Each of the BORROWERS shall permit representatives of the LENDER access to each BORROWERS places of business, at intervals and at such times as determined by the LENDER, to inspect the COLLATERAL and to review and make extracts from or photocopies of the books and records of each of the BORROWERS. Each of the BORROWERS agrees to pay to the LENDER the examination fee set forth in Section 2.9 hereof and shall reimburse the LENDER for any other reasonable out-of-pocket expenses incurred by the LENDER in connection with such examinations, audits, inspections, extractions and verifications.expenses incurred by the LENDER in connection with such examinations, audits, inspections, extractions and verifications.

          Section 6.10. Notice Of Events Affecting Collateral; Compromise Of Receivables; Returned Or Repossessed Goods. Each of the BORROWERS shall promptly report to the LENDER: (a) any reclamation, return or repossession of goods; (b) all claims or disputes asserted by any ACCOUNT DEBTOR or other obligor involving in excess of One Hundred Thousand Dollars ($100,000.00); provided, however, the BORROWER shall report all claims or disputes asserted by any ACCOUNT DEBTOR affecting COLLATERAL included in the BORROWING BASE; and (c) all matters materially affecting the value, enforceability or collectibility of any of the COLLATERAL. Without the LENDERS consent, none of the BORROWERS shall compromise or adjust any of the RECEIVABLES which have been included by any of the BORROWERS in the determination of the BORROWING BASE, extend the time for payment thereof, or grant any additional discounts, allowances or credits thereon; provided, however, that any of the BORROWERS may grant, in the ordinary course of business, to any party obligated on any of the RECEIVABLES, any rebate, refund, or adjustment to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, sale, or lease of which shall have given rise to such RECEIVABLES. If any goods, the sale of which has resulted in RECEIVABLES included in determining the BORROWING BASE, are returned by the ACCOUNT DEBTOR for credit or repossessed by any of the BORROWERS, the BORROWERS shall receive and hold such goods as trustee for the LENDER and as additional security for the payment of the OBLIGATIONS, and make disposition thereof as required by the LENDER.

          Section 6.11. Documentation Of Collateral. Each of the BORROWERS agrees that upon the request of the LENDER, each of the BORROWERS will provide the LENDER with: (a) written statements or schedules identifying and describing the COLLATERAL, and all additions, substitutions, and replacements thereof, in such detail as the LENDER may require; (b) copies of ACCOUNT DEBTORS invoices or billing statements; (c) evidence of shipment or delivery of goods or merchandise to or performance of services for ACCOUNT DEBTORS; and (d) such other schedules and information as the LENDER reasonably may require. The items to be provided under this Section shall be in form satisfactory to the LENDER and are to be executed and delivered to the LENDER from time to time solely for the LENDERS convenience in maintaining RECORDS of the COLLATERAL. The failure of any of the BORROWERS to give any of such items to the LENDER shall not affect, terminate, modify or otherwise limit the LENDERS security interests in the COLLATERAL. The LENDER shall have the right, at any time and from time to time, to verify the eligibility of the BORROWERS RECEIVABLES, including, in connection with its quarterly field examinations of the BORROWERS books and records or at any time during any continuing DEFAULT or EVENT OF DEFAULT, obtaining verification of the RECEIVABLES directly from ACCOUNT DEBTORS.

          Section 6.12. Reporting Requirements. The BORROWERS shall submit the following items to the LENDER:

          Section 6.12.1. Inventory Reports. On or before the 20th day of each calendar month, reports of INVENTORY on such reporting forms as are required by the LENDER from time to time, certified to be accurate and correct by the chief financial officer of each of the BORROWERS, which reports shall be compiled in a manner acceptable to the LENDER.

          Section 6.12.2. Receivables And Accounts Payable Reports. On or before the 20th day of each calendar month: (i) a RECEIVABLES report and aging; and (ii) an accounts payable report and aging, both in form reasonably acceptable to the LENDER and containing such information as the LENDER may specify from time to time. Such reports shall be accompanied by such reports, copies of sales journals, remittance reports, and other documentation as the LENDER may reasonably request from time to time.

          Section 6.12.3. Government Contracts Report. On or before the 20th day of each calendar month, a status report with respect to all GOVERNMENT CONTRACTS of the BORROWERS, in form and substance satisfactory to the LENDER.

          Section 6.12.4. Borrowing Base Report. Once each calendar week, or more frequently if requested by the LENDER, a collateral and loan report in such form and context as may be specified by the LENDER from time to time.

          Sectio 6.12.5. Quarterly Financial Statements. As soon as available and in any event within forty-five (45) calendar days after the end of each of the first three QUARTERS of each FISCAL YEAR, the BORROWERS shall submit to the LENDER a consolidated and consolidating balance sheet of the BORROWERS and their SUBSIDIARIES as of the end of such quarter, a consolidated and consolidating statement of income and retained earnings of the BORROWERS and their SUBSIDIARIES for the period commencing at the end of the previous FISCAL YEAR and ending with the end of such quarter, and a consolidated statement of cash flow of the BORROWERS and their SUBSIDIARIES for the portion of the FISCAL YEAR ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective consolidated and consolidating figures for the corresponding date and period in the prior FISCAL YEAR and all prepared in accordance with G.A.A.P. and certified by the chief financial officer of each of the BORROWERS (subject to year-end adjustments).

          Section 6.12.6. Annual Financial Statements. As soon as available and in any event within ninety (90) calendar days after the end of each FISCAL YEAR of each of the BORROWERS, the BORROWERS shall submit to the LENDER a consolidated and consolidating balance sheet of the BORROWERS and their SUBSIDIARIES as of the end of such FISCAL YEAR and a consolidated and consolidating statement of income and retained earnings of the BORROWERS and their SUBSIDIARIES for such FISCAL YEAR, and a consolidated statement of cash flow of the BORROWERS and their SUBSIDIARIES for such FISCAL YEAR, all in reasonable detail and stating in comparative form the respective consolidated and consolidating figures for the corresponding date and period in the prior FISCAL YEAR and all prepared in accordance with G.A.A.P. and, as to the consolidated financial statements described above, accompanied by an audited opinion thereon acceptable to the LENDER by independent accountants selected by the BORROWERS and acceptable to the LENDER.

          Section 6.12.7. Annual Business Plan and Financial Projections. As soon as available and in any event within ninety (90) calendar days after the beginning of each FISCAL YEAR of the BORROWERS beginning with the 2000 FISCAL YEAR, the BORROWERS shall submit to the LENDER a business plan of the BORROWERS and their SUBSIDIARIES for the ensuing FISCAL YEAR, such plan to be prepared in accordance with G.A.A.P. and to include a capital budget, projected income statement, statement of cash flows and balance sheet, and a report containing managements discussion and analysis of such projections, accompanied by a certificate from the chief financial officer of each of the BORROWERS to the effect that, to the best of such officers knowledge, such projections are good faith estimates of the financial condition and operations of the BORROWERS and their SUBSIDIARIES for such FISCAL YEAR

          Section 6.12.8. SEC And Other Filings. Within five (5) days after the sending, filing, or receipt thereof, copies of: (a) all financial statements, reports, notices and proxy statements that each of the BORROWERS sends to its shareholders; and (b) all regular, periodic and special reports, registration statements and prospectuses that each of the BORROWERS renders to or files with the Securities And Exchange Commission, the National Association of Securities Dealers, Inc. or any national securities exchange, including without limitation each of the Forms 10-K and 10-Q filed by each of the BORROWERS with the Securities And Exchange Commission.

          Section 6.12.9. Management Letters. Promptly upon receipt thereof, each of the BORROWERS shall submit to the LENDER copies of any reports submitted to any of the BORROWERS or any SUBSIDIARY by independent certified public accountants in connection with the examination of the financial statements of the BORROWERS or any SUBSIDIARY made by such accountants.

          Section 6.12.10. Certificates Of No Default. Within thirty (30) calendar days after the end of each of the QUARTERS of each FISCAL YEAR of each of the BORROWERS, each of the BORROWERS shall submit to the LENDER certificates of the chief financial officers of each of the BORROWERS certifying that: (i) there exists no DEFAULT or EVENT OF DEFAULT, or if a DEFAULT or an EVENT OF DEFAULT exists, specifying the nature thereof, the period of existence thereof and what action such BORROWER proposes to take with respect thereto; (ii) no material adverse change in the condition, financial or otherwise, business, property or results of operations of such BORROWER has occurred since the previous certificate was sent to the LENDER by such BORROWER or, if any such change has occurred, specifying the nature thereof and what action such BORROWER has taken or proposes to take with respect thereto; (iii) all insurance premiums then due have been paid; (iv) all taxes then due have been paid or, for those taxes which have not been paid, a statement of the taxes not paid and a description of such BORROWERS rationale therefor; (v) no litigation, investigation or proceedings, or injunction, writ or restraining order is pending or threatened or, if any such litigation, investigation, proceeding, injunction, writ or order is pending, describing the nature thereof; and (vi) stating whether or not the GUARANTORS and the BORROWERS are in compliance with the covenants in this AGREEMENT, including a calculation of the financial covenants in the schedule attached to such officers certificates in form satisfactory to the LENDER.

          Section 6.12.11. Reports To Other Creditors. Promptly after the furnishing thereof, each of the BORROWERS shall submit to the LENDER copies of any statement or report furnished to any other PERSON pursuant to the terms of any indenture, loan, or credit or similar agreement and not otherwise required to be furnished to the LENDER pursuant to any other provisions of this AGREEMENT.

          Section 6.12.12. Management Changes. Each of the BORROWERS shall notify the LENDER immediately of any changes in the personnel holding the positions of either President or Chief Financial Officer of any of the BORROWERS

          Section 6.12.13. General Information. In addition to the items set forth in subsections 6.12.1 through 6.12.12 above, each of the BORROWERS agrees to submit to the LENDER, or cause to be submitted to the LENDER (a) such other information respecting the condition or operations, financial or otherwise, of each of the BORROWERS as the LENDER may reasonably request from time to time and (b) such financial statements and other information respecting the condition or operations, financial or otherwise, of each of the GUARANTORS and the LIMITED GUARANTORS as may be required pursuant to the LOAN DOCUMENTS
          Section 6.13.  Employee  Benefit Plans And  Guaranteed  Pension Plans.
          Each of the BORROWERS will, and will cause each of its ERISA AFFILIATES to: (a) comply with all requirements imposed by ERISA and the CODE, applicable from time to time to any of its GUARANTEED PENSION PLANS or EMPLOYEE BENEFIT PLANS; (b) make full payment when due of all amounts which, under the provisions of EMPLOYEE BENEFIT PLANS or under applicable LAW, are required to be paid as contributions thereto; (c) not permit to exist any material accumulated funding deficiency, whether or not waived; (d) file on a timely basis all reports, notices and other filings required by any governmental agency with respect to any of its EMPLOYEE BENEFITS PLANS; (e) make any payments to MULTIEMPLOYER PLANS required to be made under any agreement relating to such MULTIEMPLOYER PLANS, or under any LAW pertaining thereto; (f) not amend or otherwise alter any GUARANTEED PENSION PLAN if the effect would be to cause the actuarial present value of all benefit commitments under any GUARANTEED PENSION PLAN to be less than the current value of the assets of such GUARANTEED PENSION PLAN allocable to such benefit commitments; (g) furnish to all participants, beneficiaries and employees under any of the EMPLOYEE BENEFIT PLANS, within the periods prescribed by LAW, all reports, notices and other information to which they are entitled under applicable LAW; and (h) take no action which would cause any of the EMPLOYEE BENEFIT PLANS to fail to meet any qualification requirement imposed by the CODE. As used in this Section, the term accumulated funding deficiency has the meaning specified in Section 302 of ERISA and Section 412 of the CODE, and the terms actuarial present value, benefit commitments and current value have the meaning specified in Section 4001 of ERISA.

          Section 6.14. Maintenance Of Fixed Assets. Each of the BORROWERS shall maintain and preserve all of its fixed assets in a state of good and efficient working order, normal wear and tear excepted.

          Section 6.15. Consignments. Each of the BORROWERS shall advise the LENDER of all PERSONS to whom it has consigned or assigned INVENTORY for sale or distribution, and the location of the INVENTORY subject to any such consignment or assignment arrangement. Each of the BORROWERS shall: (a) duly and properly file financing statements in all applicable places of public record with respect to each of such consignments or assignments, which filings shall comply with Section 9-114 of the 1972 version of the Uniform Commercial Code, as amended from time to time, and with all other requirements necessary for such BORROWER to protect its interests therein under applicable LAWS; (b) supply the LENDER with prior evidence of such filing and with a financing statement, judgment and tax lien search in the name of the consignee or assignee in all applicable places of public record; and
          (c) provide written notification to any holder of any security interests in the inventory of the consignee or assignee who has filed a financing statement before such BORROWER files its financing statement, which notice shall state that such BORROWER expects to deliver goods or assignments, shall describe the goods by item or type and which notification shall be received by any such holder within five (5) years before the consignee receives possession of the goods and at five (5) year intervals thereafter.

          Section 6.16. Foreign Receivables. As to any RECEIVABLE from an ACCOUNT DEBTOR not domiciled in the United States of America or which otherwise arises in connection with INVENTORY for export sales or export accounts receivable and contract rights, the BORROWERS shall execute all documents and instruments and shall take all steps or actions as may be required by the LENDER to ensure that such RECEIVABLE is covered by export credit insurance insuring comprehensive (commercial and political) risks as the LENDER may deem necessary or advisable, or if approved by the LENDER, fully secured by a perfected assignment of proceeds of an irrevocable confirmed letter of credit issued by a United States bank fully acceptable to the LENDER in form and substance.

          Section 6.17. Federal Assignment Of Claims Act. Each of the BORROWERS shall notify the LENDER if any RECEIVABLE arises out of a contract with the United States of America, or any department, agency or instrumentality thereof, and shall execute all documents or instruments and shall take all steps or actions as may be required by the LENDER so that all monies due or to become due under such contract are assigned to the LENDER and notice given thereof to the United States in accordance with the requirements of the Federal Assignment of Claims Act, as amended.

          Section 6.18. Compliance With Laws. Each of the BORROWERS shall comply in all material respects with all applicable LAWS, including, but not limited to, all LAWS with respect to: (a) all restrictions, specifications, or other requirements pertaining to products that it sells or to the services it performs; (b) the conduct of its business;
          (c) the use, maintenance, and operation of the real and personal properties owned or leased by it in the conduct of its business; and
          (d) the obtaining and maintenance of all necessary licenses, franchises, permits and governmental approvals, registrations and exemptions necessary to engage in its business. Without limiting the generality of the preceding Section, each of the BORROWERS shall: (i) comply in all material respects with, and ensure such compliance by all tenants and subtenants, if any, with, all applicable ENVIRONMENTAL LAWS and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable ENVIRONMENTAL LAWS;
          (ii) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under ENVIRONMENTAL LAWS, and promptly comply with all lawful orders and directives of any governmental authority regarding ENVIRONMENTAL LAWS; and (iii) defend, indemnify and hold harmless the LENDER, and its employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any ENVIRONMENTAL LAWS applicable to the operations of each of the BORROWERS, or any orders, requirements or demands of governmental authorities related thereto, including, without limitation, reasonable attorneys and consultants fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor. Each of the BORROWERS agrees to promptly notify the LENDER of any RELEASE of a
          REGULATED SUBSTANCE on, to or from any FACILITY in violation of any ENVIRONMENTAL LAWS or of any notice received by such BORROWER that such BORROWER or any FACILITY is not in compliance with any ENVIRONMENTAL LAWS.

          Section 6.19. Formation of Subsidiaries. The BORROWERS shall deliver, or cause to be delivered to the LENDER, the following (but without implying the LENDERS consent to the formation of same unless specifically granted) :

          Section 6.19.1. Domestic Subsidiaries. Each DOMESTIC SUBSIDIARY, promptly upon its acquisition or creation, shall execute and deliver to the LENDER: (a) a guaranty agreement in form and substance satisfactory to the LENDER pursuant to which such SUBSIDIARY shall guarantee, among other things, the absolute full payment and performance by the BORROWERS of the OBLIGATIONS; (b) a complete copy of such SUBSIDIARYS charter, or other organizational document filed of public record, with all amendments thereto, certified by the Secretary of State of the jurisdiction of formation; (c) a copy of
          such  SUBSIDIARYs  bylaws,   operating   agreement,   or  partnership
          agreement, as applicable, with all amendments thereto; (d) a certificate of good standing dated as of a recent date from the jurisdiction of formation and each jurisdiction in which such SUBSIDIARY is required by the nature of its business or assets to qualify to do business; (e) a certificate of corporate resolutions, partnership or limited liability company certificate, as applicable, and incumbency from the duly authorized and appropriate representative of such SUBSIDIARY in form and substance satisfactory to the LENDER; and (f) an opinion of counsel satisfactory to the LENDER opining as to such matters in connection with such SUBSIDIARY as may be reasonably requested by the LENDER. The repayment and performance of the OBLIGATIONS and of the obligations of the SUBSIDIARY to the LENDER shall be secured by (i) the pledge of one hundred percent (100%) of the issued and outstanding CAPITAL STOCK of the SUBSIDIARY, pursuant to the terms and conditions of a pledge agreement, stock powers and financing statements, all in form and substance acceptable to the LENDER and (ii) a first priority perfected lien and security interest in all real and personal property (both tangible and intangible), whether now existing or hereafter arising, of such SUBSIDIARY, pursuant to security agreements in form and substance satisfactory to the LENDER, subject only to PERMITTED LIENS.




          Section 6.19.2. Foreign Subsidiaries. Each direct SUBSIDIARY of the BORROWERS or of any DOMESTIC SUBSIDIARY that is not a DOMESTIC SUBSIDIARY (FIRST TIER FOREIGN SUBSIDIARY), promptly upon its acquisition or creation, shall execute and deliver to the LENDER: (a) a complete copy of such FIRST TIER FOREIGN SUBSIDIARYS charter, or other organizational document filed of public record, with all amendments thereto, certified by the Secretary of State of the jurisdiction of formation; (b) a copy of such FIRST TIER FOREIGN SUBSIDIARYs bylaws, operating agreement, or partnership agreement, as applicable, with all amendments thereto; (c) if such jurisdiction generally issues such a certification, a certificate of good standing dated as of a recent date from the jurisdiction of formation and each jurisdiction in which such FIRST TIER FOREIGN SUBSIDIARY is required by the nature of its business or assets to qualify to do business; and
          (d) an opinion of counsel satisfactory to the LENDER opining as to such matters in connection with such FIRST TIER FOREIGN SUBSIDIARY as may be reasonably requested by the LENDER. The repayment and performance of the OBLIGATIONS and of the obligations of the BORROWER OR DOMESTIC SUBSIDIARY to the LENDER shall be secured by the pledge of sixty-five percent (65%) of the issued and outstanding CAPITAL STOCK of the FIRST TIER FOREIGN SUBSIDIARY, pursuant to the terms and conditions of a pledge agreement, stock powers, financing statements, registration and acknowledgment of pledge by issuer, all in form and substance acceptable to the LENDER. The BORROWERS, DOMESTIC SUBSIDIARY and FIRST TIER FOREIGN SUBSIDIARY shall execute all documents necessary to effectuate the Pledge.

          Section 6.20. Year 2000. Each of the BORROWERS has initiated a review and assessment of all areas within its and each of its SUBSIDIARIES businesses and operations that could be adversely affected by the YEAR 2000 PROBLEM (that is, the risk that computer hardware and software used by any of the BORROWERS or any SUBSIDIARIES may be unable to operate, recognize, effectively process and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999 (including recognizing and performing properly date-sensitive functions in leap years)). All computer applications that are material to the businesses and operations of the BORROWERS and SUBSIDIARIES are YEAR 2000 COMPLIANT. Each of the BORROWERS and
          the SUBSIDIARIES has made inquiry of each of its key suppliers, vendors and customers as to whether such persons are YEAR 2000
          COMPLIANT in all material respects. Key suppliers, vendors, and customers refers to those suppliers, vendors and customers of each of the BORROWERS and the SUBSIDIARIES, the business failure of which could result in a material adverse change in the financial condition or business operations of any of the BORROWERS and/or the SUBSIDIARIES, or harm or deterioration to the COLLATERAL. In addition, the BORROWERS will promptly notify the LENDER in the event that any of the BORROWERS discovers or determines that any computer hardware or software (including that of its suppliers, vendors and customers) that is material to any BORROWERS or any SUBSIDIARYS financial condition or business operations is not YEAR 2000 COMPLIANT.

          Section 6.21. Minimum EBITDA. The EBITDA of the BORROWERS and their respective consolidated SUBSIDIARIES on a consolidated basis, measured at the end of each QUARTER for the trailing four-QUARTER period ending on the date of determination shall be: (a) as at the QUARTER ending December 31, 1999, not less than Four Million Two Hundred Thousand Dollars ($4,200,000.00) and (b) as at the end of each QUARTER thereafter, not less than Four Million Five Hundred Thousand Dollars ($4,500,000.00).

          Section 6.22. Minimum Tangible Net Worth Plus Subordinated Debt. As of the end of each QUARTER set forth below, the sum of TANGIBLE NET WORTH plus SUBORDINATED DEBT of the BORROWERS and their respective consolidated SUBSIDIARIES on a consolidated basis shall be not less than the respective amount set forth for such QUARTER (each such amount, calculated as set forth in clauses (a), (b), and (c) below, a Minimum TNW Requirement):

          (a) for the QUARTER ending December 31, 1999: $8,800,000.00;

          (b) for each of the QUARTERS ending March 31, 2000, June 30, 2000, and September 30, 2000: $9,500,000.00;

          (c) for the QUARTERS ending December 31, 2000, March 31, 2001, June 30, 2001, and September 30, 2001: $9,500,000.00 plus 50% of NET PROFIT
          AFTER TAX of the  BORROWERS  for the FISCAL YEAR ending  December  31,
          2000;

          (d) for the QUARTERS ending December 31, 2001, March 31, 2002, June 30, 2002, and September 30, 2002: the Minimum TNW Requirement calculated in accordance with the immediately preceding clause (c), plus 50% of NET PROFIT AFTER TAX of the BORROWERS for the FISCAL YEAR ending December 31, 2001;

          (e) for the QUARTER ending December 31, 2002: the Minimum TNW Requirement calculated in accordance with the immediately preceding clause (d), plus 50% of NET PROFIT AFTER TAX of the BORROWERS for the FISCAL YEAR ending December 31, 2002.

          Section 6.23. Minimum Working Capital. The BORROWERS and their respective consolidated SUBSIDIARIES on a consolidated basis shall maintain at all times WORKING CAPITAL of not less than One Million Dollars ($1,000,000.00).

          Section 6.24. Ratio of Total Liabilities to Tangible Net Worth Plus Subordinated Debt. The BORROWERS and their respective consolidated SUBSIDIARIES on a consolidated basis shall maintain as of the end of each QUARTER a ratio of (a) TOTAL LIABILITIES to (b) TANGIBLE NET WORTH plus SUBORDINATED DEBT of not greater than 4.50 to 1.00

          Section 6.25. Notice of Existence of Default. Each of the BORROWERS shall promptly advise the LENDER of the existence of any condition or event of which it has knowledge, which is or which will be with notice and/or the passage of time a DEFAULT or an EVENT OF DEFAULT.


                                     ARTICLE 7
                                NEGATIVE COVENANTS

          Each of the BORROWERS covenants while any OBLIGATIONS are outstanding and unpaid not to do or to permit to be done or to occur any of the acts or occurrences set forth in this Article 7 without the prior written authorization of the LENDER.

          Section 7.1. No Change Of Name, Merger, Etc. None of the BORROWERS shall change its name or enter into any merger, consolidation, reorganization or recapitalization.

          Section 7.2. No Sale Or Transfer Of Assets. None of the BORROWERS shall sell, transfer, lease or otherwise dispose of all or any part of the COLLATERAL, or all or any part of any of its other assets, except that (a) INVENTORY may be sold to ACCOUNT DEBTORS in the ordinary course of a BORROWERS business and (b) provided no DEFAULT or EVENT OF DEFAULT has occurred, INVENTORY not qualifying as ELIGIBLE INVENTORY or included in the BORROWING BASE in an amount not to exceed One Hundred Thousand Dollars ($100,000.00), in the aggregate, may be sold to PERSONS other than ACCOUNT DEBTORS.

          Section 7.3. No Encumbrance Of Assets. None of the BORROWERS shall mortgage, pledge, grant or permit to exist a security interest in or lien upon any of its assets of any kind, now owned or hereafter acquired, except for PERMITTED LIENS.

          Sectio 7.4. No Indebtedness. None of the BORROWERS shall incur, create, assume, or permit to exist any INDEBTEDNESS except: (a) the OBLIGATIONS; (b) INDEBTEDNESS secured by PERMITTED LIENS; (c) the GSE POWER SYSTEMS AB NOTE; (d) INDEBTEDNESS existing on the date of CLOSING and described on Schedule 7.4 attached hereto; (e) intercompany INDEBTEDNESS among the BORROWERS and the GUARANTORS; (f) indebtedness in favor of the seller thereof securing PERMITTED ACQUISITIONS in an amount not to exceed One Million Dollars ($1,000,000.00) in the aggregate, provided the same is unsecured and subordinated to the OBLIGATIONS in writing pursuant to a written subordination agreement satisfactory to the LENDER in form and substance.

          Section 7.5. Restricted Payments. None of the BORROWERS shall make any RESTRICTED PAYMENTS, except that provided no DEFAULT or EVENT OF DEFAULT shall have occurred or shall occur after giving effect to such RESTRICTED PAYMENT and provided the total amount of such RESTRICTED PAYMENTS in any given FISCAL YEAR do not exceed fifty percent (50%) of its NET PROFIT AFTER TAX for such FISCAL YEAR: (a) With respect to the GSE POWER SYSTEMS AB NOTE, GSE SYSTEMS may (i) make regularly scheduled payments of interest in accordance with the stated terms of such note, or (ii) permit GSE Power Systems AB to offset dividends due GSE SYSTEMS to repay regularly scheduled payments of interest in accordance with the stated terms of such note or payments of principal in accordance with the stated terms of such note, when and as any of the same become due (but without giving effect to any acceleration or any amendment which would have the effect of increasing such payments) under such note; (b) GSE SYSTEMS may pay dividends to its shareholders; (c) the other BORROWERS may pay cash dividends to GSE SYSTEMS; and (d) a BORROWER may make payments to other BORROWERS.
          Section 7.6. Transactions With Affiliates. None of the BORROWERS shall make any contract for the purchase of any items from any AFFILIATE or the performance of any services (including employment services) by any AFFILIATE, unless such contract is on terms which fairly represent generally available terms to be obtained in transactions of a similar nature with independent third PERSONS.

          Section 7.7. Loans, Investments And Sale-Leaseback. None of the BORROWERS shall make any (i) advance, loan (except for loans to BORROWERS or GUARANTORS provided such loans are evidenced by a note which is pledged to the LENDER), investment (including, without limitation any advance or loan to, or investment in, a SUBSIDIARY that is not a DOMESTIC SUBSIDIARY), except as set forth on Schedule 7.7 hereto; (ii) material acquisition of assets other than a PERMITTED ACQUISITION; or (iii) enter into any sale-leaseback transactions.

          Section 7.8. No Acquisition Of Equity In Or Assets Of Third Persons. None of the BORROWERS shall acquire any equity interests in, or all or substantially all of the assets of, any PERSON except for PERMITTED ACQUISITIONS. None of the BORROWERS shall form or acquire any SUBSIDIARIES, without LENDERS prior written consent.

          Section 7.9. No Assignment. None of the BORROWERS shall assign or attempt to assign its rights under this AGREEMENT.

          Section 7.10. No Alteration Of Structure Or Operations. None of the BORROWERS shall amend or change materially its capital structure or its line or scope of business, nor shall it engage in business ventures other than those in which it is presently engaged, except for compatible lines of business.

          Section 7.11. Unpermitted Uses Of Loan Proceeds. None of the BORROWERS shall use any part of the proceeds of the LOAN hereunder for any purpose which constitutes a violation of, or is inconsistent with, regulations of the Board of Governors of the Federal Reserve System, including without limitation, the purchase or carrying of (or refinancing of indebtedness originally incurred to purchase or carry) margin securities.

          Section 7.12. Long Term Contracts. None of the BORROWERS shall enter into any non-competition contract having a term in excess of thirteen
          (13) months or requiring the payment of any monies by any of the BORROWERS on a date occurring more than thirteen (13) months after the date of such contract with any AFFILIATE if such non-competition contract would materially adversely affect the BORROWERS ability to perform the OBLIGATIONS.

          Section 7.13. Changes In Fiscal Year. None of the BORROWERS shall change its FISCAL YEAR.

          Section 7.14. Limitation On Issuance Of Certain Equity Interests. None of the BORROWERS shall issue or sell any equity interest in such BORROWER that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of an event or passage of time would be: (a) convertible or exchangeable into a liability of such BORROWER; or (b) required to be redeemed or repurchased, including at the option of the holder, in whole or in part, or has, or upon the happening of an event or passage of time would have, a redemption or similar payment due.

                                       ARTICLE 8
                                  EVENTS OF DEFAULT

          The occurrence of any of the following events shall constitute an EVENT OF DEFAULT.

          Section 8.1. Failure To Pay. The failure by any or all of the BORROWERS to pay any of the OBLIGATIONS when and as due.

          Section 8.2. Representation Or Warranty. The failure of any representation or warranty made by any or all of the BORROWERS, any of the GUARANTORS, or any of the LIMITED GUARANTORS to be true in any material respect, as of the date made.

          Section 8.3. Default Under Negative Covenants. The failure by any of the BORROWERS to perform, or a violation of, any of the negative covenants set forth in Article 7 of this AGREEMENT.

          Section 8.4. Default Under Certain Covenants. The failure by any of the BORROWERS to perform or a violation of any of the covenants set forth in Article 3, or Sections 5.18, 6.12, 6.21, 6.22, 6.23, 6.24, or
          6.25 of this AGREEMENT, or the failure by any of the BORROWERS to provide to the LENDER any notice of the existence of certain conditions or events required pursuant to the terms of this AGREEMENT

          Section 8.5. Default Under Any Other Covenant. Any failure by any of the BORROWERS to comply with or a violation of any of the covenants or agreements of any of the BORROWERS under this AGREEMENT not specifically addressed in any other section or provision of this
          Article 8, if such breach or failure  continues for a period of thirty
          (30) days after notice thereof from the LENDER to the BORROWER; provided, that if with respect to any such event or circumstance another provision of this AGREEMENT or another LOAN DOCUMENT specifically provides a cure period different from that set forth in this Section 8.5, such other, specifically provided cure period shall be the sole cure period applicable.

          Section 8.6. Default Under Loan Documents. A breach of or default by any or all of the BORROWERS under the terms, covenants, and conditions set forth in any other LOAN DOCUMENT which is not cured within any applicable cure period.

          Section 8.7. Invalidity of any Loan Document; Failure of Lien. Any LOAN DOCUMENT or material provision thereof shall cease to be in full force and effect in accordance with its terms, or any of the BORROWERS, the LIMITED GUARANTORS, the GUARANTORS or any other SUBSIDIARY shall, or shall purport to, terminate, revoke, repudiate, declare voidable or void or otherwise contest the validity or enforceability of any LOAN DOCUMENT or material provision thereof or any of the OBLIGATIONS. Any lien or security interest created or purported to be created by any LOAN DOCUMENT shall fail to be a valid, enforceable and perfected lien or security interest in favor of the LENDER securing the OBLIGATIONS.

          Section 8.8. Cross-Default. A breach of or default under the terms, covenants, or conditions of any agreement, loan, guaranty, or other transaction of any or all of the BORROWERS, or any of the GUARANTORS with the LENDER or with any other lender, after expiration of any applicable notice and cure rights.

          Section 8.9. Judgments. Any of the BORROWERS, any of the GUARANTORS, or any of the LIMITED GUARANTORS shall suffer final judgments for the payment of money aggregating in excess of One Hundred Thousand Dollars ($100,000.00) and shall not discharge the same within a period of thirty (30) days unless, pending further proceedings, execution has not been commenced or if commenced has been effectively stayed.

          Section 8.10. Levy By Judgment Creditor. A judgment creditor of any of the BORROWERS shall obtain possession of any of the COLLATERAL by any means, including but not limited to levy, distraint, replevin or self-help, and none of the BORROWERS shall remedy same within thirty
          (30) days thereof; or a writ of garnishment is served on the LENDER relating to any of the accounts of any of the BORROWERS maintained by the LENDER.

          Section 8.11. Failure To Pay Liabilities. Any of the BORROWERS shall fail to pay any of its debts, in any material amount, due any third PERSON and such failure shall continue beyond any applicable grace period, unless the applicable BORROWER holds a good faith defense to payment and has set aside reasonable reserves for the payment thereof.

          Section 8.12. Involuntary Insolvency Proceedings. The institution of involuntary INSOLVENCY PROCEEDINGS against any of the BORROWERS and the failure of any such INSOLVENCY PROCEEDINGS to be dismissed before the earliest to occur of: (a) the date which is ninety (90) days after the institution of such INSOLVENCY PROCEEDINGS; (b) the entry of any order for relief in the INSOLVENCY PROCEEDING or any order adjudicating any or all of the BORROWERS insolvent; or (c) the impairment (as to validity, priority or otherwise) of any security interest or lien of the LENDER in any of the COLLATERAL.

          Section 8.13. Voluntary Insolvency Proceedings. The commencement by any of the BORROWERS of INSOLVENCY PROCEEDINGS.

          Section 8.14. Insolvency Proceedings Pertaining To Guarantors, other Subsidiaries or Limited Guarantors. The occurrence of any of the events listed in Sections 8.12 and 8.13 above to any GUARANTOR, or any other SUBSIDIARY, or any LIMITED GUARANTOR.

          Section 8.15. Material Adverse Event. The occurrence of a MATERIAL ADVERSE EVENT.

          Section 8.16. Default By Guarantors. A breach of or default by any of the GUARANTORS or LIMITED GUARANTORS under the terms, covenants, and conditions set forth in any GUARANTY AGREEMENT any other LOAN DOCUMENT to which it is a party. The failure by any of the GUARANTORS or LIMITED GUARANTORS to satisfy any obligation imposed upon it in the GUARANTY AGREEMENTS.

          Section 8.17. Attempt To Terminate Guaranties. The receipt by the LENDER of notice from a GUARANTOR that the GUARANTOR is attempting to terminate or limit any portion of its obligations under a GUARANTY AGREEMENT. The receipt by the LENDER of notice from a LIMITED GUARANTOR that the LIMITED GUARANTOR is attempting to terminate or limit any portion of its obligations under a GUARANTY AGREEMENT other than in accordance with the terms thereof.

          Section 8.18. ERISA. If any TERMINATION EVENT shall occur and as of the date thereof or any subsequent date, the sum of the various liabilities of any of the BORROWERS and its ERISA AFFILIATES (such liabilities to include, without limitation, any liability to the Pension Benefit Guaranty Corporation (or any successor thereto) or to any other party under Sections 4062, 4063, or 4064 of ERISA or any other provision of LAW and to be calculated after giving effect to the tax consequences thereof) resulting from or otherwise associated with such event exceeds One Hundred Thousand Dollars ($100,000.00); or any of the BORROWERS or any of its ERISA AFFILIATES as an employer under any MULTIEMPLOYER PLAN shall have made a complete or partial withdrawal from such MULTIEMPLOYER PLANS and the plan sponsors of such MULTIEMPLOYER PLANS shall have notified such withdrawing employer that such employer has incurred a withdrawal liability requiring a payment in an amount exceeding One Hundred Thousand Dollars ($100,000.00).

          Section 8.19. Transfer Of Equity Interests. The transfer of any equity interests in any of the BORROWERS (other than GSE SYSTEMS) or any of the GUARANTORS from the ownership existing as of CLOSING and disclosed on the Perfection Certificates delivered by the BORROWERS and the GUARANTORS to the LENDER as of CLOSING, the dissolution of any of the BORROWERS or any of the GUARANTORS, the pledge of any equity interests of any of the BORROWERS (other than GSE SYSTEMS) or any of the GUARANTORS except to the LENDER, or the issuance of additional equity interests in any of the BORROWERS (other than GSE SYSTEMS) or any of the GUARANTORS which issuance has the effect of diluting the existing interests of the existing equity holders in any of such BORROWERS or GUARANTORS.

          Section 8.20. Change in Control. Any PERSON or group of PERSONS (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) other than GP Strategies Corporation or ManTech International Corporation shall obtain ownership or control in one or more series of transactions of more than twenty percent (20%) of the common stock or twenty percent (20%) of the voting power of GSE SYSTEMS entitled to vote in the election of members of the board of directors of GSE SYSTEMS. Any PERSON or group of PERSONS (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) shall obtain ownership or control in one or more series of transactions of more than thirty percent (30%) of the common stock or thirty percent (30%) of the voting power of GSE SYSTEMS entitled to vote in the election of members of the board of directors of GSE SYSTEMS. For purposes of this Section 8.20, a PERSON shall be deemed to have ownership of all shares that any such PERSON has the right to acquire without condition, other than passage of time, whether such right is exercisable immediately or only after the passage of time.

          Section 8.21. Indictment Of Borrowers, Guarantors or Limited Guarantors. The indictment of any of the BORROWERS, any of the GUARANTORS, or any of the LIMITED GUARANTORS for a felony under any federal, state or other LAW.

          Section 8.22. Injunction. The issuance of any injunction against any of the BORROWERS which enjoins or restrains any of the BORROWERS from continuing to conduct any material part of any BORROWERS business affairs.

          Section 8.23. Payment On Subordinated Debt. The payment by any of the BORROWERS on the account of any SUBORDINATED DEBT which payment is not specifically permitted by the LENDER under the terms of this AGREEMENT or any written subordination agreements existing for the benefit of the LENDER.


                                    ARTICLE 9
                       RIGHTS AND REMEDIES ON THE OCCURRENCE
                              OF AN EVENT OF DEFAULT

          Section 9.1. Lenders Specific Rights And Remedies. In addition to all other rights and remedies provided by LAW and the LOAN DOCUMENTS, upon the occurrence of any EVENT OF DEFAULT, the LENDER may: (a) accelerate and call immediately due and payable all or any part of the OBLIGATIONS; (b) seek specific performance or injunctive relief to enforce performance of the undertakings, duties, and agreements provided in the LOAN DOCUMENTS, whether or not a remedy at law exists or is adequate; (c) exercise any rights of a secured creditor under the Uniform Commercial Code, as adopted and amended in New York, including the right to take possession of the COLLATERAL without the use of judicial process or hearing of any kind and the right to require any or all of the BORROWERS to assemble the COLLATERAL at such place as the LENDER may specify; and (d) reduce the BILLED COMMERCIAL ACCOUNTS BORROWING BASE, BILLED GOVERNMENT ACCOUNTS BORROWING BASE, UNBILLED GOVERNMENT ACCOUNTS BORROWING BASE, INVENTORY BORROWING BASE, ADDITIONAL COLLATERAL BORROWING BASE, or DOLLAR CAP.

          Section 9.2. Automatic Acceleration. Upon the occurrence of an EVENT OF DEFAULT as described in Sections 8.12 or 8.13 of this AGREEMENT, the OBLIGATIONS shall be automatically accelerated and due and payable without any notice, demand or action of any type on the part of the LENDER.

          Section 9.3. Sale Of Collateral. In addition to any other remedy provided herein, upon the occurrence of an EVENT OF DEFAULT, the LENDER, in a commercially reasonable fashion, may sell at public or private sale or otherwise realize upon, the whole or, from time to time, any part of all COLLATERAL which is personal property, or any interest which any of the BORROWERS may have therein. Pending any such action, the LENDER may collect and liquidate the COLLATERAL. After deducting from the proceeds of sale or other disposition of such COLLATERAL all expenses, including all expenses for legal services, the LENDER shall apply such proceeds toward the satisfaction of the OBLIGATIONS. Any remainder of the proceeds after satisfaction in full of the OBLIGATIONS shall be distributed as required by applicable LAW. Notice of any sale or other disposition (other than sales or other dispositions of COLLATERAL which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market) shall be given to the BORROWERS not less than ten (10) calendar days before the time of any intended public sale or of the time after which any intended private sale or other disposition of the COLLATERAL is to be made, which each of the BORROWERS hereby agrees shall be commercially reasonable notice of such sale or other disposition. The BORROWERS shall assemble, or shall cause to be assembled, at the BORROWERS own expense, the COLLATERAL at such place or places as the LENDER shall designate. At any such sale or other disposition, the LENDER may, to the extent permissible under applicable law, purchase the whole or any part of the COLLATERAL, free from any right of redemption on the part of any of the BORROWERS, which right is hereby waived and released to the extent lawfully permitted. Without limiting the generality of any of the rights and remedies conferred upon the LENDER under this Section, the LENDER may, to the full extent permitted by applicable law: (a) enter upon the premises of any of the BORROWERS, exclude therefrom any of the BORROWERS or any PERSON connected therewith, and take immediate possession of the COLLATERAL, either personally or by means of a receiver appointed by a court of competent jurisdiction; (b) at the LENDERS option, use, operate, manage, and control the COLLATERAL in any lawful manner; (c) collect and receive all income, revenue, earnings, issues, and profits therefrom; and (d) maintain, alter or remove the COLLATERAL as the LENDER may determine in the LENDERS discretion.

          Section 9.4. Letters Of Credit. Upon the request of the LENDER, at any time after the occurrence of an EVENT OF DEFAULT, the BORROWERS shall immediately deposit in a cash collateral account at the LENDER, over which the LENDER has sole access, an amount equal to the aggregate then undrawn and unexpired amount of all LETTERS OF CREDIT. Amounts held in such cash collateral account shall be applied by the LENDER to the payment of drafts drawn under LETTERS OF CREDIT, and the unused portion thereof after all LETTERS OF CREDIT shall have expired or been fully drawn upon shall be applied to repay the other OBLIGATIONS. After all LETTERS OF CREDIT shall have expired or have been fully drawn upon and all other OBLIGATIONS shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the BORROWERS. In the event the BORROWERS fail to deposit into the cash collateral account an amount equal to the then undrawn and unexpired amount of all LETTERS OF CREDIT, the LENDER shall be authorized to deposit into such cash collateral account proceeds from the liquidation of the COLLATERAL until the balance in such account equals the aggregate then undrawn and unexpired amount of all LETTERS OF CREDIT.

          Section 9.5. Remedies Cumulative. The rights and remedies provided in this AGREEMENT and in the other LOAN DOCUMENTS or otherwise under applicable LAWS shall be cumulative and the exercise of any particular right or remedy shall not preclude the exercise of any other rights or remedies in addition to, or as an alternative of, such right or remedy.


                                      ARTICLE 10
                           ENERAL CONDITIONS AND TERMS

          Section 10.1. Obligations Are Unconditional. The payment and performance of the OBLIGATIONS shall be the absolute and unconditional joint and several duty and obligation of each of the BORROWERS, and shall be independent of any defense or any rights of set-off, recoupment or counterclaim which any of the BORROWERS might otherwise have against the LENDER. The BORROWERS shall pay the payments of the principal and interest to be made upon the OBLIGATIONS, free of any deductions and without abatement, diminution or set-off other than those herein expressly provided. Until such time as the OBLIGATIONS have been fully paid and performed, none of the BORROWERS shall: (a) suspend or discontinue any payments required by the LOAN DOCUMENTS; and (b) fail to perform and observe all of each BORROWERS covenants and agreements set forth in the LOAN DOCUMENTS.

          Section 10.2. Indemnity. Each of the BORROWERS agrees to defend, indemnify and hold harmless the LENDER and the entities affiliated with the LENDER and all of the LENDERS and its affiliated entities employees, agents, officers and directors, from and against any losses, penalties, fines, liabilities, settlements, damages, costs and expenses, suffered in connection with any claim, investigation, litigation or other proceeding (whether or not the LENDER or an affiliated entity is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with any LOAN
          DOCUMENT, including without limitation reasonable attorneys and consultants fees, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor. Notwithstanding any termination of this AGREEMENT or payment and performance of the OBLIGATIONS, the indemnities provided for herein shall continue in full force and effect and shall protect all of the above-described PERSONS against events arising after such termination, payment or performance as well as before.

          Section 10.3. Lender Expenses. All LENDER EXPENSES shall be paid by the BORROWERS, whether incurred prior to or after CLOSING, such that the subject transactions shall at all times be cost free to the LENDER.

          Section 10.4. Authorization To Obtain Financial Information. Each of the BORROWERS hereby irrevocably authorizes its accounting firm to provide the LENDER from time to time with such information as may be requested by the LENDER, and hereby authorizes the LENDER to contact directly such accounting firm in order to obtain such information.

          Section 10.5. Incorporation; Construction Of Inconsistent Provisions. The terms and conditions of the LOAN DOCUMENTS are incorporated by reference and made a part hereof, as if fully set forth herein. In the event of any inconsistency between this AGREEMENT and any other LOAN DOCUMENT, such inconsistency shall be construed, interpreted, and resolved so as to benefit the LENDER, independent of whether this AGREEMENT or another LOAN DOCUMENT controls, and the LENDERS election of which interpretation or construction is for the LENDERS benefit shall govern.

          Section 10.6. Waivers. The LENDER at any time or from time to time may waive all or any rights under this AGREEMENT or any other LOAN DOCUMENT, but any waiver or indulgence by the LENDER at any time or from time to time shall not constitute a future waiver of performance or exact performance by any of the BORROWERS.

          Section 10.7. Continuing Obligation Of Borrowers. The terms, conditions, and covenants set forth herein and in the LOAN DOCUMENTS shall survive CLOSING and shall constitute a continuing obligation of each of the BORROWERS during the course of the transactions contemplated herein. The security interests, liens and other security provided by this AGREEMENT shall remain in effect so long as any OBLIGATION, whether direct or contingent, is outstanding, unpaid or unsatisfied.


          Section 10.8. Choice Of Law. The laws of the State of New York (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this AGREEMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this AGREEMENT and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this AGREEMENT or which occurred or were to occur as a direct or indirect result of this AGREEMENT having been executed.

          Section 10.9. Submission To Jurisdiction; Venue; Actions Against Lender. For purposes of any action, in law or in equity, which is based directly or indirectly on this AGREEMENT, any other LOAN DOCUMENT or any matter related to this AGREEMENT or any other LOAN DOCUMENT, including any action for recognition or enforcement of any of the LENDERS rights under the LOAN DOCUMENTS or any judgment obtained by the LENDER in respect thereof, each of the BORROWERS hereby:

          Section 10.9.1. Jurisdiction. Irrevocably submits to the non-exclusive general jurisdiction of the courts of the State of New York and the State of Maryland and, if a basis for federal jurisdiction exists at any time, the courts of the United States of America for the Southern District of New York and for the District of Maryland.

          Section 10.9.2. Venue. Agrees that venue shall be proper in any circuit court in the State of New York or in the State of Maryland, as selected by the LENDER, and, if a basis for federal jurisdiction exists, the courts of the United States of America for the Southern District of New York or for the District of Maryland (as selected by the LENDER).

          Section 10.9.3. Waiver Of Objections To Venue. Waives any right to object to the maintenance of any suit in any of the courts specified in Section 10.9.2 above on the basis of improper venue or convenience of forum. Each of the BORROWERS further agrees that it shall not institute any suit or other action against the LENDER, in law or in equity, which is based directly or indirectly on this AGREEMENT, any other LOAN DOCUMENT or any matter related to this AGREEMENT or any other LOAN DOCUMENT, in any court other than a court specified in
          Section 10.9.2 above; provided, that in any instance in which there is then pending a suit instituted by the LENDER against any of the BORROWERS in a court other than a court specified in Section 10.9.2 above, the BORROWERS may file in such suit any counterclaim which they have against the LENDER. Each of the BORROWERS agrees that any suit brought by it against the LENDER not in accordance with this paragraph should be forthwith dismissed or transferred to a court specified in
          Section 10.9.2 above.

          Section 10.10. Notices. Any notice required or permitted by or in connection with this AGREEMENT shall be in writing and shall be made by facsimile (confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section) or by hand delivery, by Federal Express, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the LENDER or the BORROWERS at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the LENDER or the BORROWERS. Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to Federal Express or similar overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.

         If to the LENDER:

                             NATIONAL BANK OF CANADA
                             125 West 55th Street
                             New York, New York 10019

                  And

                             c/o NATIONAL BANK OF CANADA
                             401 E. Pratt Street, Suite 631
                             Baltimore, Maryland 21202
                             Attn: Robert A. Incorvati, Vice President
                             Facsimile: (410) 837-8359


                  If to the BORROWERS:

                             GSE SYSTEMS, INC.
                             GSE PROCESS SOLUTIONS, INC.
                             GSE POWER SYSTEMS, INC.
                             9189 Red Branch Road
                             Columbia, Maryland 21045
                             Attn: Jeffery G. Hough, Sr.Vice President
                             Facsimile: (410) 772-3599

                  With A Courtesy Copy To:

                             GOLDEN & NELSON, PLLC
                             8285 Highglade Court
                             Millersville, Maryland 21108
                             Attn.: Hedy L. Nelson, Esquire
                             Facsimile No.:  (410) 729-2246

          The failure of the LENDER to send the above courtesy copy shall not impair the effectiveness of notice given to the BORROWERS in the manner provided herein.

          Section 10.11. Participations. The LENDER reserves the right to assign all or any portion of its interests in any of the OBLIGATIONS or the LOAN DOCUMENTS or to participate with other lending institutions any of the OBLIGATIONS and the LOAN DOCUMENTS on such terms and at such times as the LENDER may determine from time to time, all without any consent thereto or notice thereof to the BORROWERS. Each of the BORROWERS hereby grants to each participating lending institution, to the full extent of the OBLIGATIONS, the right to set off deposit accounts maintained by the BORROWERS with such institution, and each of the BORROWERS agrees to pay the LENDER EXPENSES of any such participating lending institution which arise or are incurred as a result of the occurrence of an EVENT OF DEFAULT.

          Section 10.12. Miscellaneous Provisions. The parties agree that: (a) this AGREEMENT shall be effective as of the date first above written, independent of the date of execution or delivery hereof; (b) this AGREEMENT shall be binding upon the parties and their successors and assigns, contains the final and entire agreement and understanding of the parties, and may neither be amended or altered except by a writing signed by the parties; (c) time is strictly of the essence of this AGREEMENT; (d) as used herein, the singular includes the plural and the plural includes the singular, the use of any gender applies to all genders; (e) the captions contained herein are for purposes of convenience only and are not a part of this AGREEMENT; (f) a carbon, photographic, photocopy or other reproduction of a security agreement or financing statement shall be sufficient as a financing statement;
          (g) this AGREEMENT may be delivered by facsimile, and a facsimile of any partys signature to this AGREEMENT shall be deemed an original signature for all purposes; and (h) this AGREEMENT may be executed in several counterparts, each of which shall be an original, but all of which, when taken together, shall constitute one and the same document. Section 10.13. Waiver Of Trial By Jury. Each party to this AGREEMENT agrees that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by any party hereto or any successor or assign of any party on or with respect to this AGREEMENT or any other LOAN DOCUMENT or which in any way relates, directly or indirectly, to the OBLIGATIONS or any event, transaction, or occurrence arising out of or in any way connected with any of the OBLIGATIONS, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. [Signatures begin on next page]


          IN WITNESS WHEREOF, the LENDER and the BORROWERS have duly executed this AGREEMENT under seal as of the date first above written.

                         WITNESS/ATTEST: THE BORROWERS:

                                GSE SYSTEMS, INC.


                                   By: (SEAL)
                                Jeffery G. Hough,
                              Senior Vice President

                           GSE PROCESS SOLUTIONS, INC.


                                   By: (SEAL)
                                Jeffery G. Hough,
                              Senior Vice President


                             GSE POWER SYSTEMS, INC.


                                   By: (SEAL)
                                Jeffery G. Hough,
                              Senior Vice President


                                   THE LENDER:

                             NATIONAL BANK OF CANADA


                                   By: (SEAL)
                              Robert A. Incorvati,
                                 Vice President


                                   By: (SEAL)
                              Michael E. Williams,
                             Vice President/Manager